SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

A Message from the President of each of the Waddell & Reed Advisors Funds to all Shareholders

October 20, 2008

Dear Shareholder:

     I am writing to ask for your vote, as a shareholder of one or more of the funds in the Waddell & Reed Advisors Funds (each, a “Fund”), at the December 12, 2008 joint special meetings of Fund shareholders (“Meeting”). The purpose of the Meeting is to (1) elect thirteen Directors to serve on the Board of Directors of each Fund (“Board”) and (2) approve the reorganization of each Fund into a corresponding series (“New Fund”) of a newly established Delaware statutory trust (“Trust”).

     Each Board unanimously recommends approval of both proposals. The Boards believe that the reorganizations will offer a number of benefits to their respective Funds. Among other things, the reorganizations are intended to:

  Allow the Funds to operate under uniform, modern and flexible governing documents that are expected to increase operating efficiency.

  Update, standardize and streamline certain of the Funds’ investment restrictions.

     The reorganizations will not result in any increase in the management fees paid by any of the Funds. They will also not result in any material change in the investment objective(s) or principal investment strategies of any Fund. Immediately after the reorganizations: the investment manager, portfolio manager(s) and other service providers for each New Fund will be the same as they were for the corresponding Fund prior to its reorganization; the services provided by those service providers for a New Fund will be the same as they were for the corresponding Fund prior to its reorganization; and each New Fund will offer the same services to shareholders as are currently provided by the corresponding Fund.

     If the reorganizations are approved, it is anticipated that they will take effect during the first quarter of 2009. No sales load, commission or other transactional fee will be imposed on shareholders in connection with the reorganizations. The costs of the meeting and the reorganizations will be paid by the Funds and, as applicable, by the New Funds.

     Detailed information about the proposals is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or Internet. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive.

     Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the Meeting on December 12, 2008. To assist with the solicitation of proxies, we have engaged Broadridge, a proxy solicitation firm. As the meeting date approaches, if you have not voted your shares you may receive a phone call from them urging you to vote your shares.

     If you have any questions about the proposals or the voting instructions, please call Broadridge, at 1-866-450-8587, your investment advisor, or Client Services at 1-888-WADDELL.

Sincerely,

Henry J. Herrmann
President

QUESTION & ANSWER

Q. What is happening? Why did I get this big package?

A. The Funds are conducting joint special meetings of shareholders (“Meeting”) scheduled to be held on December 12, 2008, to vote on two important matters.

Q. What issues am I being asked to vote on at the upcoming Meeting?

A. You are being asked to approve:

1. The election of thirteen Directors; and

2. The reorganization of each Fund in which you own shares.

Q. How do the Boards of Directors of the Funds recommend that I vote?

A. Each Board unanimously recommends that you vote “FOR” both proposals.

Q. What are the reasons for the reorganizations?

A. The primary purposes of the proposed reorganizations are to seek future economies of scale and to eliminate certain costs and inefficiencies associated with operating sixteen different business entities. After the reorganizations, there will be one business entity operating under a single set of fundamental investment restrictions.

Q. What effect will the reorganizations have on the Funds and their shareholders?

A. The reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Funds. The reorganizations are intended to allow the Funds to operate under uniform, modern and flexible governing documents that are expected to increase operating efficiency and reduce future costs associated with proxy solicitations, Fund governance and compliance monitoring.

Q. Will the management fee change upon approval of the reorganizations?

A. No. The contractual management fee will be the same as that currently in effect for each Fund.

Q. Will there be any sales load, commission or other transactional fee paid by shareholders in connection with the reorganizations?

A. No. The full value of your shares of a Fund will be exchanged for the same number of shares of the same class of the corresponding New Fund, having the same aggregate net asset value, without any sales load, commission or other transactional fee being imposed. The costs of the Meeting and the reorganizations will be paid by the Funds and, as applicable, the New Funds.

Q. What will be the federal income tax consequences of the reorganizations?

A.There should be no federal income tax consequences as a result of the reorganizations. Each reorganization is designed to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

Q. Who is bearing the expenses related to the proxy solicitation and the reorganizations?

A. The Funds and, as applicable, the New Funds will bear the expenses associated with the reorganizations, including the costs of printing, mailing, tabulating and soliciting proxies, which is estimated to be $1.3 million.

Q. How do I vote my shares?

A. You can vote your shares at the Meeting or you can authorize proxies to vote your shares by mail, Internet or telephone utilizing the enclosed proxy card.

If you have additional questions, please call Broadridge, at 1-866-450-8587, your investment advisor or Client Services at 1-888-WADDELL.

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

_________________________________

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD DECEMBER 12, 2008
_________________________________

To Shareholders:

     Notice is hereby given that each of the above-named corporations and, if applicable, on behalf of each of its series (each, a “Current Fund” and, collectively, “Current Funds”), will hold a special meeting of its shareholders at 6300 Lamar Avenue, Overland Park, Kansas, on December 12, 2008, at 4:00 p.m., Central Time, for the following purposes:

(1)	To elect thirteen Directors for the Current Funds;

(2)

To approve for each Current Fund a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the Current Fund would be reorganized into a corresponding series (“New Fund”) of a newly established Delaware statutory trust; and

(3)	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof (“Meeting”).

     You are entitled to vote at the Meeting if you owned shares of any Current Fund at the close of business on September 25, 2008.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

     Broadridge, the Current Funds’ proxy solicitor, (1-866-450-8587), your investment advisor or Client Services (1-888-WADDELL) is available to assist you if you have any questions about the proposals or the voting instructions.

     TO VOTE EITHER VIA TELEPHONE OR INTERNET:

To vote by Telephone:		To vote by Internet:
(1)	Read the Proxy Statement and have your Proxy Card at hand.	(1)	Read the Proxy Statement and have your Proxy Card at hand.
(2)	Call the toll-free number that appears on your Proxy Card.	(2)	Go to the website that appears on your Proxy Card.
(3)	Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3)	Enter the control number set forth on the Proxy Card and follow the simple instructions.

     We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

     Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Directors,

Mara D. Herrington
Secretary

October 20, 2008

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

__________________________________

PROXY STATEMENT
JOINT SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2008
__________________________________

October 20, 2008

     This document is a joint proxy statement (“Proxy Statement”) with respect to Waddell & Reed Advisors Asset Strategy Fund, Inc. (“Asset Strategy”), Waddell & Reed Advisors Cash Management, Inc. (“Cash Management”), Waddell & Reed Advisors Continental Income Fund, Inc. (“Continental Income”), Waddell & Reed Advisors Fixed Income Funds, Inc. (“Fixed Income Funds”), Waddell & Reed Advisors Funds, Inc. (“Advisors Funds”), Waddell & Reed Advisors Global Bond Fund, Inc. (“Global Bond”), Waddell & Reed Advisors High Income Fund, Inc. (“High Income”), Waddell & Reed Advisors International Growth Fund, Inc. (“International Growth”), Waddell & Reed Advisors Municipal Bond Fund, Inc. (“Municipal Bond”), Waddell & Reed Advisors Municipal High Income Fund, Inc. (“Municipal High Income”), Waddell & Reed Advisors New Concepts Fund, Inc. (“New Concepts”), Waddell & Reed Advisors Retirement Shares, Inc. (“Retirement Shares”), Waddell & Reed Advisors Select Funds, Inc. (“Select Funds”), Waddell & Reed Advisors Small Cap Fund, Inc. (“Small Cap”), Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (“Tax-Managed Equity”), and Waddell & Reed Advisors Vanguard Fund, Inc. (“Vanguard”) (each, a “Company,” and collectively, “Companies”) and on behalf of each of its series, if any, in connection with the solicitation of proxies by the Board of Directors of each Company to be voted at a special meeting of shareholders to be held on December 12, 2008, at Waddell & Reed, 6300 Lamar Avenue, Shawnee Mission, KS 66202, at 4:00 p.m., Central Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The special meetings and any adjournment(s) or postponement(s) thereof are referred to in this Proxy Statement as the “Meeting.”)

     Advisors Funds is composed of the following four series, Accumulative Fund (“Accumulative”), Bond Fund (“Bond”), Core Investment Fund (“Core Investment”), and Science and Technology Fund (“Science and Technology”); Fixed Income Funds is composed of the following series, Government Securities Fund (“Government Securities”); and Select Funds is composed of the following three series, Dividend Opportunities Fund (“Dividend Opportunities”), Energy Fund (“Energy”), and Value Fund (“Value”). When the context makes it appropriate, the Companies listed above and each series thereof are referred to in this Proxy Statement collectively as the “Current Funds” and, individually, as a “Current Fund.” This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to shareholders of the Current Funds on or about October 20, 2008.

     The following Proposals affecting each of the Current Funds will be considered and acted upon at the Meeting:

Proposal		Page
(1)	To elect thirteen Directors for the Current Fund.	6

(2)	To approve a proposed Agreement and Plan of Reorganization and Termination pursuant to which the Current Fund will be reorganized into a corresponding series (“New Fund”) of a newly established Delaware statutory trust (each, a “Reorganization”).	23

(3)	To transact such other business as may properly come before the Meeting.

VOTING INFORMATION

     Shareholders of record of a Current Fund as of the close of business on September 25, 2008 (“Record Date”), are entitled to vote at the Meeting. Shareholders of each Current Fund are entitled to one vote for each share and a fractional vote for each fractional share of the Current Fund that they own. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. On the Record Date, each Current Fund had the number of shares issued and outstanding, consisting of Class A shares, Class B shares, Class C shares and Class Y shares, as applicable, as set forth in Exhibit F. To the best of each Current

Fund’s knowledge, Exhibit G sets forth, as of the Record Date, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of the Current Fund.

     All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Revocation of Proxies

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Current Funds at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Current Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.

Quorum and Adjournment

     With respect to Advisors Funds, Cash Management, Continental Income, Global Bond, High Income, International Growth, Municipal Bond, Municipal High Income, and Vanguard, the presence in person or by proxy of the holders of record of: (1) a majority of the outstanding shares of the such Current Fund entitled to vote (with all series, if any, of such Current Fund counted together) is a quorum at the Meeting for purposes of Proposal 1; and (2) a majority of the outstanding shares entitled to vote of each series, if applicable, of such Current Fund (with each series counted separately) is a quorum at the Meeting for purposes of Proposal 2. With respect to Asset Strategy, Fixed Income Funds, New Concepts, Retirement Shares, Select Funds, Small Cap and Tax-Managed Equity, the presence in person or by proxy of the holders of record of: (1) one-third of the outstanding shares of such Current Fund entitled to vote (with all series, if any, of such Current Fund counted together) is a quorum at the Meeting for purposes of Proposal 1; and (2) one-third of the outstanding shares entitled to vote of each series, if applicable, of such Current Fund (with each series counted separately) is a quorum at the Meeting for purposes of Proposal 2.

     In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve a proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of Proposal 2, abstentions and broker “non-votes” will be treated as shares voted “Against” the proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.

Required Vote

     Approval of Proposal 1 as to a Current Fund requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of that Current Fund, provided a quorum is present. Approval of Proposal 2 will be determined separately for each Current Fund (on a series-by-series basis if the Current Fund is a series of a Company). Assuming the presence of a quorum for a Current Fund, approval of Proposal 2 requires the favorable vote of the holders of a majority of the outstanding shares of such Current Fund entitled to vote at the Meeting.

Solicitation of Proxies

     The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by a Current Fund’s officers or employees or representatives of Waddell & Reed Investment Management Company (“WRIMCO”), the investment manager for each Current Fund, or one of its affiliates or by a proxy soliciting firm retained by the Current Funds. WRIMCO has retained Broadridge as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor is estimated to be $1.3 million including printing and mailing costs. Costs will vary depending on the number of solicitations made. The Current Funds’ officers, and those employees and representatives of WRIMCO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Current Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. The Current Funds may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

     The most recent Annual Report for each Current Fund, including financial statements, for its fiscal year ended September 30, 2007, or June 30, 2008, as applicable, and its most recent Semiannual Report succeeding the Annual Report, if any, have been mailed previously to shareholders. (A complete list of the Current Funds and their respective fiscal year ends can be found at Exhibit E.) This Proxy Statement should be read in conjunction with the Annual Report and Semiannual Report for each Current Fund you own. You can obtain copies of the Annual Report or Semiannual Report, without charge, by writing to Waddell & Reed, Inc. (“Waddell & Reed”), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, by calling 888-WADDELL or at waddell.com.

_____________________

PROPOSAL 1

Affected: All Current Funds

ELECTION OF DIRECTORS
_____________________

What are shareholders being asked to approve in Proposal 1?

     The purpose of this proposal is to elect the Board of Directors for each of the Current Funds (except as otherwise specified, the Boards of Directors of the Current Funds will be referred to collectively as the “Board”). All of the thirteen nominees listed below (each, a “Nominee” and collectively, “Nominees”) are currently Directors of the Current Funds, and each incumbent Director has served in that capacity since originally elected or appointed. It is intended that the enclosed proxy card will be voted for all Nominees listed below unless a proxy card contains specific instructions to the contrary. If elected, each Nominee, except Messrs. Avery, Hechler and Herrmann, would serve at least initially as a Director who is not an “interested person” (“Disinterested Director”), as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Current Funds. (See footnote 3 to the chart on page 11 below.) Each Nominee who is not a Disinterested Director is referred to as an “Interested Director.”

Michael L. Avery
Jarold W. Boettcher
James M. Concannon
John A. Dillingham
David P. Gardner
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Albert W. Herman
Henry J. Herrmann
Glendon E. Johnson, Sr.
Frank J. Ross, Jr.
Eleanor B. Schwartz

     The Nominating Committee of the Board, which is comprised solely of Disinterested Directors, met to consider Board candidates and, after due consideration, recommended to the Board the Nominees listed above for election by shareholders. The Nominating Committee took into consideration the knowledge, background, and experience of each Nominee. In particular, the Nominating Committee considered each Nominee’s: ability to bring integrity, insight, energy and analytical skills to the deliberations of the Board; ability and willingness to make the considerable time commitment necessary to function as an effective Board member; and prior years of service as a Director of the Current Funds and familiarity with the Current Funds.

     As will be explained in greater detail in Proposal 2, the Board has approved a series of “proposals” or “actions” that are designed to streamline and modernize the operations of the Current Funds that include reorganizing each Current Fund into a corresponding New Fund, a series of Waddell & Reed Advisors Funds, a newly established Delaware statutory trust (“New Trust”). If elected by the shareholders of each Current Fund, the same individuals will serve as Trustees of the New Trust.

     The Nominees each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees is related to one another.

     No Nominee is a party adverse to any Current Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Current Fund or any of its affiliates.

Who are the Nominees to the Board?

     Information about the Nominees, including their addresses, years of birth, principal occupations during the past five years, and other current directorships, is set forth in the table below.

     Each Current Fund is a part of the Advisors Fund Complex, which, together with the Ivy Family of Funds, constitutes the Waddell & Reed Fund Complex (“Fund Complex”). The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and Ivy Funds Variable Insurance Portfolios, Inc. (formerly, W&R Target Funds, Inc.) (25 portfolios). The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) (12 portfolios) and Ivy Funds, a Massachusetts business trust (17 portfolios).

     The Board oversees the operations of the Current Funds, and is responsible for the overall management and supervision of the affairs of the Current Funds in accordance with the laws of the State of Maryland. The current Board members constitute the board of directors and, as such, similarly oversee the operations of each of the funds in the Advisors Fund Complex (except that Mr. Hechler is not currently a director of Ivy Funds Variable Insurance Portfolios, Inc.). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as directors or trustees of each of the funds in the Ivy Family of Funds. David P. Gardner serves as Independent Chair of the Board and of the board of directors of the other funds in the Advisors Fund Complex.

     Subject to the Funds’ Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

INFORMATION REGARDING NOMINEES
FOR ELECTION AT THE MEETING

Number
of Funds
	Position Held			in Fund	Other
Name, Age	with each	Director	Principal Occupation(s)	Complex	Directorships
and Address[1]	Fund	Since[2]	During Past 5 Years	Overseen	Held by Director
Nominees for
Disinterested Director

Jarold W.	Director	2007	President of Boettcher	78	Director of
Boettcher			Enterprises, Inc.		Guaranty State
1940		2003	(agriculture products and		Bank & Trust
			services) (1979 to present),		Co. (financial
			Boettcher Supply, Inc.		services); Director
			(electrical and plumbing		of Guaranty,
			supplies distributor) (1979		Inc. (financial
			to present) and Boettcher		services);
			Aerial, Inc. (1979 to		Director, Ivy
			present); Member of		Funds, Inc.;
			Kansas Board of Regents		Trustee, Ivy
			(2007 to present)		Funds

James M.	Director	1997	Professor of Law,	49	Director, Kansas
Concannon			Washburn Law School		Legal Services for
1947			(1973 to present)		Prisoners, Inc.
____________________

[1]	The address for each Nominee and Director is 6300 Lamar Avenue, Overland Park, KS 66202, except for Mr. Ross whose address is Polsinelli Shalton Flanigan Suelthaus PC, 700 West 47th Street, Suite 1000, Kansas City, MO 64112.

[2]	The date shown is the date the Nominee first became a Director of the funds in the Advisors Fund Complex, except for Mr. Boettcher for whom the dates show when he first became a Director of the funds in the Advisors Fund Complex and when he first became a director or trustee of the funds in the Ivy Family of Funds.

Number
of Funds
	Position Held			in Fund	Other
Name, Age	with each	Director	Principal Occupation(s)	Complex	Directorships
and Address[1]	Fund	Since[2]	During Past 5 Years	Overseen	Held by Director
John A.	Director	1997	President and Director,	49	Advisory Director,
Dillingham			JoDill Corp. (1997 to		UMB Northland
1939			present) and Dillingham		Board (financial
			Enterprises, Inc. (1997		services); Former
			to present), both farming		President,
			enterprises		Liberty Memorial
Association (WWI
National Museum)
(2005-2007);
Director, Northland
Betterment
Commission
(community
service)

David P.	Director	1998	President Emeritus,	49	Director, Fluor
Gardner			University of Utah;		Corporation
1933	Independent	2006	President Emeritus,		(construction and
	Chairman		University of California;		engineering) (until
			Chairman, Board of		2005); Director,
			Trustees, J. Paul Getty		Salzberg Seminar
			Trust (until 2004);		(non-profit
			Professor, University of		education) (2003-
			Utah (until 2005)		2005)

Joseph	Director	1998	President and Chief	78	Director and
Harroz, Jr.			Operating Officer,		Shareholder,
1967			Graymark HealthCare		Valliance Bank;
			(medical holding		Director, Melbourne
			company) (2008); Vice		Family Support
			President and General		Organization (non-
			Counsel of the Board		profit); Director,
			of Regents, University		Norman Economic
			of Oklahoma (1996 to		Development
			2008); Adjunct Professor,		Coalition (non-
			University of Oklahoma		profit); Member,
			Law School (1997 to		Oklahoma
			2008); Managing Member,		Foundation of
			Harroz Investments, LLC		Excellence (non-
			(commercial enterprise		profit); Chairman
			investments) (1998 to		and Director,
			present); LSQ Manager,		Ivy Funds, Inc.;
			Inc. (real estate) (2007 to		Chairman and
			present)		Trustee, Ivy Funds

Number
of Funds
	Position Held			in Fund	Other
Name, Age	with each	Director	Principal Occupation(s)	Complex	Directorships
and Address[1]	Fund	Since[2]	During Past 5 Years	Overseen	Held by Director
John F. Hayes	Director	1988	Shareholder, Gilliland &	49	Director, Central
1919			Hayes, P.A.,		Bank & Trust;
			a law firm (for the past		Director, Central
			five years); formerly,		Financial
			Chairman, Gilliland &		Corporation
			Hayes (until 2003)		(financial services)

Albert W.	Director	2008	Business Consultant;	49	Finance Committee
Herman,			Treasurer and Director,		Member, Ascension
FHFMA, CPA			Wellness Council of		Health (non-profit
1938			America (health care		health system);
			initiatives) (1996 to		Director, Baylor
			present)		Health Care System
Foundation (health
care)

Glendon E.	Director	1971	Chairman and Chief	49	Chairman Emeritus
Johnson, Sr.			Executive Officer		and CEO, Wellness
1924			(“CEO”), Castle Valley		Council of
			Ranches, LLC (ranching		America (health
			and farming) (1995 to		care initiatives);
			present)		Executive Board
and Committee
Member, Advisory
Council of the Boy
Scouts of America

Frank J.	Director	1996	Shareholder/Director,	49	Director, American
Ross, Jr.			Polsinelli Shalton		Red Cross (social
1953			Flanigan Suelthaus PC,		services); Director,
			a law firm (1980 to		Rockhurst
			present)		University
(education)

Eleanor B.	Director	1995	Professor Emeritus,	78	Director, Ivy
Schwartz			University of Missouri		Funds, Inc.;
1937			at Kansas City (2003		Trustee, Ivy Funds
to present); formerly,
Dean, Block School of
Business (1980-1986),
Vice Chancellor (1987-
1991), Chancellor (1992-
1999) and Professor of
Business Administration,
University of Missouri at
Kansas City (until 2003)

Number
of Funds
	Position Held			in Fund	Other
Name, Age	with each	Director	Principal Occupation(s)	Complex	Directorships
and Address[1]	Fund	Since[2]	During Past 5 Years	Overseen	Held by Director
Nominees for
Interested Director[3]

Michael L.	Director	2007	Chief Investment Officer	49	Director of WDR,
Avery			(“CIO”) of WDR,		WRIMCO
1953			WRIMCO and Ivy		and IICO
Investment Management
Company (“IICO”), an
affiliate of WDR (2005
to present); Senior Vice
President of WDR;
Executive Vice President
of WRIMCO and IICO;
portfolio manager for
investment companies
managed by WRIMCO
and IICO (1994 to present);
Director of Research for
WRIMCO and IICO (1987
to 2005)
____________________

[3]	Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Current Fund’s investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), each Current Fund’s principal underwriter, Waddell & Reed, Inc. (“Waddell & Reed”), and each Current Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company (“WRSCO”), as well as by virtue of their personal ownership of shares of WDR. Mr. Hechler could be determined to be an Interested Director if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective July 1, 2010, Mr. Hechler will begin to serve as a Disinterested Director of each of the Funds with fiscal years ending June 30 and, effective October 1, 2010, as a Disinterested Director of each of the Funds with fiscal years ending September 30.

Number
of Funds
	Position Held			in Fund	Other
Name, Age	with each	Director	Principal Occupation(s)	Complex	Directorships
and Address[1]	Fund	Since[2]	During Past 5 Years	Overseen	Held by Director
Robert L.	Director	1998	Formerly, consultant of	24	None
Hechler			WDR and Waddell &
1936			Reed (2001 to 2008);
formerly, Director of
WDR (until 2003)

Henry J.	President	2001	CEO of WDR (2005	78	Director of WDR,
Herrmann			to present); President,		WRSCO and
1942	Director	1998	CEO and Chairman		Waddell & Reed;
			of WRIMCO (1993		Director, Ivy Funds,
			to present); President,		Inc.; Trustee, Ivy
			CEO and Chairman of		Funds; Director,
			IICO, an affiliate of		Austin, Calvert
			WDR (2002 to present);		& Flavin, Inc.,
			formerly, President and		an affiliate of
			CIO of WDR, WRIMCO		WRIMCO
and IICO (until 2005);
President and Director/
Trustee of each of
the funds in the Fund
Complex

     On April 29, 2005, Waddell & Reed and Mr. Hechler, the former President of Waddell & Reed, entered into a settlement with the National Association of Securities Dealers, Inc., now the Financial Industry Regulatory Authority (“NASD”), arising out of variable annuity exchanges. The settlement was entered into without admitting or denying the allegations. In a complaint filed in January 2004, the NASD had charged Waddell & Reed with violating its obligations under the NASD’s suitability rule by failing to take reasonable steps to ensure that recommended variable annuity exchanges were in the best interests of customers. Under the terms of the settlement with the NASD and a separate agreement with a coalition of state regulatory authorities, which was entered into without admitting or denying the allegations, Waddell & Reed repaid up to $11 million to more than 5,000 customers whose annuities were exchanged by the firm. Waddell & Reed also paid a fine of $5 million to the NASD and a fine of $2 million to state regulators. The settlement also imposed a six-month suspension and $150,000 fine on Mr. Hechler as Waddell & Reed’s former President.

Who are the other executive officers of the Current Funds?

     The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, each Current Fund’s principal officers are:

	Position Held
Name, Age	with each	Officer of	Officer of Fund	Principal Occupation(s)
and Address	Fund	Funds Since	Complex Since	During Past 5 Years
Joseph W.	Vice President	2006	2006	Principal Financial Officer of
Kauten				each of the funds in the Fund
1969	Treasurer	2006	2006	Complex (2007 to present);
				Vice President, Treasurer
	Principal	2007	2007	and Principal Accounting
	Financial			Officer of each of the funds
	Officer			in the Fund Complex (2006 to
				present); Assistant Treasurer
	Principal	2006	2006	of each of the funds in the
	Accounting			Fund Complex (2003 to 2006);
	Officer			Senior Manager, Deloitte
				& Touche LLP (accounting
				services) (2001 to 2003)

Mara D.	Vice President	2006	2006	Vice President and Secretary of
Herrington				each of the funds in the Fund
1964	Secretary	2006	2006	Complex (2006 to present);
				Vice President of WRIMCO
				and IICO (2006 to present);
				formerly, Vice President
				and Associate General
				Counsel, Deutsche Investment
				Management Americas, Inc.
				(financial services) (1994 to
				2005)

	Position held
Name, Age	with each	Officer of	Officer of fund	Principal Occupation(s)
and Address	Fund	Funds Since	Complex Since	During Past 5 Years
Kristen A.	Vice President	2000	2000	Senior Vice President of
Richards				WRIMCO and IICO (2007 to
1967	Assistant	2006	2006	present); Associate General
	Secretary			Counsel and Chief Compliance
				Officer of WRIMCO (2000
	Associate	2000	2000	to present) and IICO (2002 to
	General			present); Vice President and
	Counsel			Associate General Counsel of
				each of the funds in the Fund
				Complex (2000 to present);
				Assistant Secretary of each of
				the funds in the Fund Complex
				(2006 to present); formerly, Vice
				President of WRIMCO (2000 to
				2007) and IICO (2002 to 2007);
				formerly, Secretary of each of the
				funds in the Fund Complex (2000
				to 2006)

Daniel C.	Vice President	2000	2000	Senior Vice President and
Schulte				General Counsel of WDR,
1965	General	2000	2000	Waddell & Reed, WRIMCO
	Counsel			and WRSCO (2000 to present);
				Senior Vice President and
	Assistant	2000	2000	General Counsel of IICO (2002
	Secretary			to present); Vice President,
				General Counsel and Assistant
				Secretary for each of the funds
				in the Fund Complex (2000 to
				present)

Scott J.	Vice President	2006	2006	Chief Compliance Officer
Schneider				(2004 to present) and Vice
1968	Chief	2004	2004	President (2006 to present) of
	Compliance			each of the funds in the Fund
	Officer			Complex; formerly, Senior
				Attorney and Compliance
				Officer for each of the funds
				in the Fund Complex (2000 to
				2004)

What is the share ownership in the Current Funds by the Nominees and the officers?

     As of September 30, 2008, each of the Nominees and executive officers of the Current Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any class of shares of the Current Funds.

     The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Current Fund and of all the funds in the Fund Complex as of September 30, 2008.

		Asset		Cash	Continental
Name of Director	Accumulative	Strategy	Bond	Management	Income
Disinterested Directors/Nominees
Jarold W. Boettcher	$10,001-$50,000	none	none	none	none
James M. Concannon	none	over $100,000	none	none	none
John A. Dillingham	none	over $100,000	$1-$10,000	$10,001-$50,000	$10,001-$50,000
David P. Gardner	none	$50,001-$100,000	none	none	none
Joseph Harroz, Jr.	none	over $100,000	none	none	none
John F. Hayes	none	none	none	none	none
Albert W. Herman	none	none	none	none	none
Glendon E. Johnson, Sr.	none	none	none	over $100,000	none
Frank J. Ross, Jr.	$10,001-$50,000	over $100,000	none	$1-$10,000	none
Eleanor B. Schwartz	none	none	none	$10,001-$50,000	none
Interested Directors/Nominees
Michael L. Avery	none	over $100,000	none	over $100,000	none
Robert L. Hechler	none	over $100,000	none	over $100,000	none
Henry J. Herrmann	none	none	none	over $100,000	none

	Core	Dividend		Global	Government
Name of Director	Investment	Opportunities	Energy	Bond	Securities
Disinterested Directors/Nominees
Jarold W. Boettcher	none	none	none	none	none
James M. Concannon	$50,001-$100,000	none	$10,001-$50,000	none	none
John A. Dillingham	none	$10,001-$50,000	none	none	none
David P. Gardner	none	none	$50,001-$100,000	none	none
Joseph Harroz, Jr.	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	none	none
John F. Hayes	over $100,000	$10,001-$50,000	none	none	none
Albert W. Herman	none	$1-$10,000	none	none	none
Glendon E. Johnson, Sr.	none	$1-$10,000	none	none	none
Frank J. Ross, Jr.	$10,001-$50,000	none	$10,001-$50,000	none	none
Eleanor B. Schwartz	$10,001-$50,000	none	none	none	none
Interested Directors/Nominees
Michael L. Avery	none	none	none	none	none
Robert L. Hechler	over $100,000	$50,001-$100,000	over $100,000	none	over $100,000
Henry J. Herrmann	none	none	none	none	over $100,000

Municipal
	High	International	Municipal	High	New
Name of Director	Income	Growth	Bond	Income	Concepts
Disinterested Directors/Nominees
Jarold W. Boettcher	none	$10,001-$50,000	none	none	none
James M. Concannon	none	$1-$10,000	none	none	none
John A. Dillingham	none	none	over $100,000	over $100,000	$1-$10,000
David P. Gardner	none	none	none	none	none
Joseph Harroz, Jr.	none	none	none	none	none
John F. Hayes	none	none	none	none	none
Albert W. Herman	none	none	none	none	none
Glendon E. Johnson, Sr.	over $100,000	none	none	none	none
Frank J. Ross, Jr.	none	$10,001-$50,000	none	none	none
Eleanor B. Schwartz	none	none	none	none	none
Interested Directors/Nominees
Michael L. Avery	none	none	none	none	none
Robert L. Hechler	$10,001-$50,000	over $100,000	none	none	over $100,000
Henry J. Herrmann	none	none	none	none	none

Tax-
	Retirement	Science and		Managed
Name of Director	Shares	Technology	Small Cap	Equity	Value
Disinterested Directors/Nominees
Jarold W. Boettcher	none	none	none	none	none
James M. Concannon	none	$10,001-$50,000	$10,001-$50,000	none	$10,001-$50,000
John A. Dillingham	none	$1-$10,000	$1-$10,000	over $100,000	$1-$10,000
David P. Gardner	none	$50,001-$100,000	none	none	none
Joseph Harroz, Jr.	$10,001-$50,000	over $100,000	none	none	none
John F. Hayes	$10,001-$50,000	none	none	none	none
Albert W. Herman	none	none	none	none	none
Glendon E. Johnson, Sr.	none	none	none	none	$50,001-$100,000
Frank J. Ross, Jr.	none	$10,001-$50,000	none	none	$10,001-$50,000
Eleanor B. Schwartz	none	none	none	none	none
Interested Directors/Nominees
Michael L. Avery	none	none	none	none	none
Robert L. Hechler	$10,001-$50,000	over $100,000	over $100,000	none	none
Henry J. Herrmann	none	none	over $100,000	none	none

Aggregate Dollar Range of
Securities in Funds
Overseen by Director in
Name of Director	Vanguard	Fund Complex
Disinterested Directors/Nominees
Jarold W. Boettcher	none	over $100,000
James M. Concannon	$10,001-$50,000	over $100,000
John A. Dillingham	$10,001-$50,000	over $100,000
David P. Gardner	$50,001-$100,000	over $100,000
Joseph Harroz, Jr.	none	over $100,000
John F. Hayes	none	over $100,000
Albert W. Herman	$1-$10,000	$1-$10,000
Glendon E. Johnson, Sr.	none	over $100,000
Frank J. Ross, Jr.	$10,001-$50,000	over $100,000
Eleanor B. Schwartz	$10,001-$50,000	$50,001-$100,000
Interested Directors/Nominees
Michael L. Avery	none	over $100,000
Robert L. Hechler	over $100,000	over $100,000
Henry J. Herrmann	$50,001-$100,000	over $100,000

     It is expected that the Board will meet each year at four regularly scheduled meetings. For each Current Fund having a June 30 fiscal year end, the Fund’s Board met four times during the Fund’s fiscal year ended June 30, 2008. For each Current Fund having a September 30 fiscal year end, the Fund’s Board met five times during the Fund’s fiscal year ended September 30, 2008. Each incumbent Director attended at least 75% of all meetings of the Board held during that fiscal year, including the meetings of the Board’s standing committees on which such Director was a member, except for Messrs. Avery, Boettcher and Herman, who became Directors on April 1, 2007, May 23, 2007 and January 1, 2008, respectively. Each of Messrs. Avery, Boettcher and Herman attended all meetings of the Board, including the meetings of the Board’s standing committees on which they were a member, since they became Directors. The Current Funds do not hold annual shareholders meetings, and therefore, the Board does not have a policy with regard to Director attendance at such meetings.

     Subject to the Current Funds’ Director Emeritus and Retirement Policy, if elected, each Nominee will serve for an indefinite term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Current Funds’ organizational documents or by statute.

What is the compensation for Directors on the Board?

     The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund’s net assets. The officers, including Mr. Herrmann, are paid by WRIMCO or its affiliates.

     The following table lists compensation paid to the Directors of the Current Funds for the twelve-month period ended September 30, 2008, as well as information regarding compensation from the Advisors Fund Complex for the twelve-month period ended September 30, 2008.

     No pension or retirement benefits are proposed to be paid under any existing plan to any Director by any Current Fund or any fund in the Advisors Fund Complex.

		Asset		Cash	Continental
Name of Director	Accumulative	Strategy	Bond	Management	Income
Disinterested Directors/Nominees
Jarold W. Boettcher	$7,659	$12,391	$3,312	$4,543	$1,897
James M. Concannon	7,718	12,557	3,356	4,599	1,913
John A. Dillingham	8,138	13,131	3,514	4,817	2,016
David P. Gardner	10,800	17,590	4,697	6,445	2,678
Joseph Harroz, Jr.	7,959	12,882	3,445	4,721	1,971
John F. Hayes	7,874	12,766	3,415	4,680	1,952
Albert W. Herman*	5,668	9,862	2,628	3,569	1,422
Glendon E. Johnson, Sr.	7,959	12,882	3,445	4,721	1,971
Frank J. Ross, Jr.	8,079	13,103	3,504	4,804	2,003
Eleanor B. Schwartz	8,138	13,131	3,514	4,817	2,016
Interested Directors/Nominees
Michael L. Avery	0	0	0	0	0
Robert L. Hechler	7,491	12,180	3,255	4,461	1,857
Henry J. Herrmann	0	0	0	0	0

	Core	Dividend		Global	Government
Name of Director	Investment	Opportunities	Energy	Bond	Securities
Disinterested Directors/Nominees
Jarold W. Boettcher	$15,680	$2,806	$912	$1,752	$1,057
James M. Concannon	15,798	2,835	926	1,779	1,071
John A. Dillingham	16,671	2,978	962	1,852	1,119
David P. Gardner	22,097	3,969	1,298	2,497	1,502
Joseph Harroz, Jr.	16,296	2,917	948	1,820	1,098
John F. Hayes	16,125	2,888	937	1,805	1,089
Albert W. Herman*	11,564	2,145	743	1,429	837
Glendon E. Johnson, Sr.	16,296	2,917	948	1,820	1,098
Frank J. Ross, Jr.	16,543	2,963	962	1,853	1,117
Eleanor B. Schwartz	16,671	2,978	962	1,852	1,119

	Core	Dividend		Global	Government
Name of Director	Investment	Opportunities	Energy	Bond	Securities
Interested Directors/Nominees
Michael L. Avery	0	0	0	0	0
Robert L. Hechler	15,333	2,751	898	1,725	1,038
Henry J. Herrmann	0	0	0	0	0

	High	International	Municipal	Municipal	New
Name of Director	Income	Growth	Bond	High Income	Concepts
Disinterested Directors/Nominees
Jarold W. Boettcher	$3,833	$3,279	$1,995	$1,962	$5,289
James M. Concannon	3,868	3,306	2,015	1,980	5,331
John A. Dillingham	4,069	3,487	2,117	2,083	5,625
David P. Gardner	5,416	4,623	2,823	2,773	7,455
Joseph Harroz, Jr.	3,982	3,409	2,073	2,038	5,498
John F. Hayes	3,943	3,374	2,053	2,019	5,442
Albert W. Herman*	2,895	2,438	1,525	1,483	3,919
Glendon E. Johnson, Sr.	3,982	3,409	2,073	2,038	5,498
Frank J. Ross, Jr.	4,046	3,461	2,107	2,071	5,583
Eleanor B. Schwartz	4,069	3,487	2,117	2,083	5,625
Interested Directors/Nominees
Michael L. Avery	0	0	0	0	0
Robert L. Hechler	3,753	3,209	1,955	1,921	5,174
Henry J. Herrmann	0	0	0	0	0

				Tax-
	Retirement	Science and		Managed
Name of Director	Shares	Technology	Small Cap	Equity	Value
Disinterested Directors/Nominees
Jarold W. Boettcher	$2,162	$10,583	$3,307	$420	$1,973
James M. Concannon	2,179	10,673	3,328	425	1,985
John A. Dillingham	2,299	11,249	3,517	446	2,099
David P. Gardner	3,048	14,929	4,654	595	2,777
Joseph Harroz, Jr.	2,247	11,001	3,436	437	2,050
John F. Hayes	2,223	10,888	3,399	433	2,028
Albert W. Herman*	1,596	7,905	2,405	329	1,430
Glendon E. Johnson, Sr.	2,247	11,001	3,436	437	2,050
Frank J. Ross, Jr.	2,281	11,171	3,487	444	2,081
Eleanor B. Schwartz	2,299	11,249	3,517	446	2,099
Interested Directors/Nominees
Michael L. Avery	0	0	0	0	0
Robert L. Hechler	2,115	10,358	3,230	413	1,927
Henry J. Herrmann	0	0	0	0	0

		Total Compensation
		From the Fund
Name of Director	Vanguard	Complex
Disinterested Directors/Nominees
Jarold W. Boettcher	$7,036	$121,125
James M. Concannon	7,096	122,250
John A. Dillingham	7,484	128,625
David P. Gardner	9,920	171,125
Joseph Harroz, Jr.	7,316	125,875
John F. Hayes	7,242	124,625
Albert W. Herman*	5,250	91,500
Glendon E. Johnson, Sr.	7,316	125,875
Frank J. Ross, Jr.	7,429	127,875
Eleanor B. Schwartz	7,484	128,625
Interested Directors/Nominees
Michael L. Avery	0	0
Robert L. Hechler	6,887	118,625
Henry J. Herrmann	0	0
____________________

*	Mr. Herman was elected a Director effective January 1, 2008.

     The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993, and has attained the age of 78 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive.

     A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director. For a Director initially elected to a board of directors of a fund within the Advisors Fund Complex before May 31, 1993, such annual fee is payable for as long as he or she holds Director Emeritus status, which may be for the remainder of his or her lifetime. A Director initially elected to a board of directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director assumed Director Emeritus status, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Current Funds.

What are the Current Funds’ standing committees?

     The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has established a Special Compliance & Governance Committee and a Special Dilution & Distribution Committee. The respective duties and current memberships of the standing committees are:

     Audit Committee. The Audit Committee meets with the Current Fund’s independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the semiannual and annual audits of the Current Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Current Fund’s independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, John F. Hayes, Albert W. Herman, Glendon E. Johnson, Sr., Frank J. Ross, Jr. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal years ended June 30, 2008, and September 30, 2008, the Audit Committee met four times.

     Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Current Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal years ended June 30, 2008, and September 30, 2008, the Executive Committee did not meet.

     Nominating Committee. Among its responsibilities, the Nominating Committee evaluates, selects and recommends to the Board candidates for Disinterested Directors. Glendon E. Johnson, Sr. (Chair), John A. Dillingham, Joseph Harroz, Jr. and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal years ended June 30, 2008, and September 30, 2008, the Nominating Committee met four and three times, respectively.

     The Board has authorized the creation of a valuation committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

What is the Current Funds’ process for nominating Director candidates?

     Nominating Committee Charter. A copy of the Nominating Committee Charter for the Current Funds is included as Exhibit H.

     Shareholder Communications. Each Current Fund’s Nominating Committee will consider candidates recommended by shareholders of the Current Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Current Fund’s Nominating Committee, in care of the Current Fund’s Secretary, at the address of the Current Fund listed on the front page of this Proxy Statement. Such candidates will be considered with any other Director candidates.

     Nominee Qualifications. Each Current Fund’s Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Each Current Fund’s Nominating Committees considers, among other things, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

     For candidates to serve as disinterested directors, independence from the Current Funds’ investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Nominating Committees also consider whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Current Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Boards’ present composition and the Nominating Committees’ (or the Boards’) perceptions about future issues and needs.

     Identifying Nominees. Each Current Fund’s Nominating Committee considers prospective candidates from any reasonable source. Each Current Fund’s Nominating Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Nominating Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Nominating Committee members would be arranged. If the Nominating Committees, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of disinterested Board members for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Current Funds have not paid a fee to third parties to assist in finding nominees.

Required Vote

     Approval of Proposal 1 as to a Current Fund requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of that Current Fund, provided a quorum is present.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors of the Current Funds.

____________________

PROPOSAL 2

Affected: All Current Funds

APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION
AND TERMINATION
____________________

OVERVIEW

How will the Current Funds be reorganized?

     At joint meetings of the Boards of the Current Funds held on September 17, 2008, the Board of each Current Fund approved, on behalf of such Current Fund, an Agreement and Plan of Reorganization and Termination (each, a “Reorganization Agreement”) in substantially the form attached to this Proxy Statement as Exhibit A, pursuant to which the Current Fund would be reorganized into a corresponding New Fund, a series of Waddell & Reed Advisors Funds, which is a newly established Delaware statutory trust, as set forth below. The name of each Current Fund’s corresponding New Fund after its Reorganization is indicated in the right-hand column.

Current Funds	New Funds after Reorganization
Waddell & Reed Advisors Funds, with the
following series

Waddell & Reed Advisors Asset Strategy	Waddell & Reed Advisors Asset Strategy Fund
Fund, Inc.

Waddell & Reed Advisors Cash	Waddell & Reed Advisors Cash Management
Management, Inc.

Waddell & Reed Advisors Continental	Waddell & Reed Advisors Continental
Income Fund, Inc.	Income Fund

Waddell & Reed Advisors Fixed Income
Funds, Inc.

Waddell & Reed Advisors Government	Waddell & Reed Advisors Government
Securities Fund	Securities Fund

Waddell & Reed Advisors Funds, Inc.

Waddell & Reed Advisors Accumulative Fund	Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Bond Fund	Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Core	Waddell & Reed Advisors Core Investment Fund
Investment Fund

Waddell & Reed Advisors Science and	Waddell & Reed Advisors Science and
Technology Fund	Technology Fund

Waddell & Reed Advisors Global Bond Fund, Inc.	Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors High Income	Waddell & Reed Advisors High Income Fund
Fund, Inc.

Current Funds	New Funds after Reorganization
Waddell & Reed Advisors Funds, with the
following series

Waddell & Reed Advisors International Growth	Waddell & Reed Advisors International
Fund, Inc.	Growth Fund

Waddell & Reed Advisors Municipal Bond	Waddell & Reed Advisors Municipal Bond Fund
Fund, Inc.

Waddell & Reed Advisors Municipal High	Waddell & Reed Advisors Municipal High
Income Fund, Inc.	Income Fund

Waddell & Reed Advisors New Concepts	Waddell & Reed Advisors New Concepts Fund
Fund, Inc.

Waddell & Reed Advisors Retirement Shares, Inc.	Waddell & Reed Advisors Retirement Shares

Waddell & Reed Advisors Select
Funds, Inc.

Waddell & Reed Advisors Dividend	Waddell & Reed Advisors Dividend
Opportunities Fund	Opportunities Fund

Waddell & Reed Advisors Energy Fund	Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Value Fund	Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Small Cap Fund, Inc.	Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity	Waddell & Reed Advisors Tax-Managed
Fund, Inc.	Equity Fund

Waddell & Reed Advisors Vanguard Fund, Inc.	Waddell & Reed Advisors Vanguard Fund

What are shareholders being asked to approve in Proposal 2?

     Shareholders of each Current Fund are now being asked to approve the Reorganization Agreement for that Current Fund. If shareholders of a Current Fund approve the applicable Reorganization Agreement, the Directors and officers of the Current Fund will implement the Reorganization Agreement on behalf of such Current Fund. If approved, it is expected that the Reorganization for each Current Fund will take effect after the close of business on or about January 30, 2009, although this date may be adjusted in accordance with each Reorganization Agreement (“Closing Date”).

     Each Reorganization Agreement contemplates:

  the transfer of all of the assets of the Current Fund to a corresponding New Fund, a series of the New Trust (as shown in the table above), in exchange for shares of beneficial interest (“shares”) of the corresponding New Fund;

  the assumption by the corresponding New Fund of all of the liabilities of the Current Fund;

  the distribution to shareholders of each class of the Current Fund, in constructive exchange for his or her shares of stock of the Current Fund, of the same number of full and fractional shares of the corresponding class of the New Fund, having the same aggregate net asset value as the full and fractional shares of stock of that class of the Current Fund held by that shareholder at the close of business on the applicable Closing Date; and

  the subsequent complete liquidation and termination of the Current Fund.

     The consummation of any Reorganization is not contingent on the consummation of any other Reorganization. For a more detailed discussion of the terms of the Reorganization Agreements, please see “Summary of the Reorganization Agreements” below.

     If approved, the Reorganization of a Current Fund will have the following effects with respect to its corresponding New Fund immediately after the Closing Date:

(1)	If elected, the same Directors nominated for election in Proposal 1 will serve as Trustees for the New Funds (except as otherwise specified, the Board of Trustees for the New Funds will also be referred to as the “Board”).

(2)	The New Fund will enter into an investment management agreement with WRIMCO that is the same as the agreement currently in place with respect to the Current Fund (except for the name of the New Fund and the date of the agreement).

(3)	A distribution and/or service plan will be adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the New Fund and each of its classes that is substantially similar to the Current Fund’s existing plan, except that the “reimbursement” plan for a Current Fund’s Class A shares will be converted into a “compensation” plan like the plan for its other class(es), as applicable.

(4)	The investment objective(s) of the New Fund will be non-fundamental, meaning that the Board may change the investment objective(s) of the New Fund when the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without shareholder approval (although New Fund shareholders would receive notice of any such change).

(5)	The New Fund will adopt certain investment restrictions which update, standardize and streamline the investment restrictions currently in effect for the Current Fund.

(6)	Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Current Fund.

     Shareholders of the Current Funds are not being asked to vote separately on these matters. By voting “FOR” Proposal 2, a Current Fund’s shareholders are voting to approve all the actions described above for the Current Fund and its corresponding New Fund. More information on each of these matters is discussed under “Comparison of the New Funds and the Current Funds” below.

Why is the Board recommending approval of the Reorganization Agreements?

     As noted above, at joint meetings held on September 17, 2008, the Board of the Current Funds approved a series of proposals and actions that are designed to streamline and modernize the operations of the Current Funds by reorganizing the Current Funds to a different jurisdiction under a single form of Trust Instrument and operating under a uniform set of investment restrictions.

     The primary purpose of the proposed Reorganizations is to seek future economies of scale and to eliminate certain costs associated with operating sixteen different business entities. In unanimously approving the Reorganization Agreements and recommending that shareholders of the Current Funds also approve the Reorganization Agreements, the Board of the Current Funds was provided and evaluated such information as it reasonably believed necessary to consider the proposed Reorganizations. The Board of each Current Fund unanimously determined that (1) the investment interests of the Current Fund’s shareholders will not be diluted as a result of the Reorganization and (2) participation in the Reorganization is in the best interests of the Current Fund and its shareholders. Summarized below are the key factors considered by the Board:

  In recent years, many mutual funds have reorganized as Delaware statutory trusts. WRIMCO informed the Board that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Funds, which potentially could lead to greater operating efficiencies and lower expenses for shareholders of the New Funds.

  WRIMCO informed the Board that the New Funds may be able to realize greater operating efficiencies because the Reorganizations would permit the New Funds to (1) eliminate the many differences in voting, record date, quorum and other corporate requirements under the governing documents of the Current Funds and (2) operate under uniform, modern and flexible governing documents that would reduce future reporting, filing and proxy costs and reduce costs associated with Fund governance and compliance monitoring.

  WRIMCO informed the Board that the Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Current Funds, even though the New Funds will adopt investment objectives that may be changed with approval of the Board only.

  The New Funds will adopt certain investment restrictions that update, standardize and streamline certain of the investment restrictions currently in effect for the Current Funds, which will simplify portfolio management and compliance monitoring for the New Funds.

  WRIMCO informed the Board that there is no anticipated material adverse effect on the Current Funds’ annual operating expenses and shareholder fees and services as a result of the Reorganizations.

  Each New Fund will offer shares of the same class with the same sales loads (or lack thereof) as the shares of stock of its corresponding Current Fund.

  K&L Gates LLP (“K&L Gates”) advised the Board that there are no anticipated direct or indirect federal income tax consequences of the Reorganizations to Current Fund shareholders.

What effect will the Reorganizations have on the Current Funds and their shareholders?

     The Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Current Funds. Immediately after a Reorganization: the investment manager, portfolio manager(s) and other service providers for a New Fund will be the same as they were for the corresponding Current Fund prior to the Reorganization; the services provided by those service providers for the New Fund will be the same as they were for the corresponding Current Fund prior to the Reorganization; and the New Fund will offer the same services to shareholders as are currently provided by the corresponding Current Fund. The Reorganizations will result in name changes for certain Current Funds (which do not require shareholder approval). Approval of the Reorganizations will result in certain changes to the Current Funds’ investment objectives and investment restrictions as discussed under “Comparison of the New Funds and the Current Funds—How will the Current Funds’ investment objectives change?” and “—How will the investment restrictions of the New Funds differ from the investment restrictions of the Current Funds?” below.

     Immediately after a Current Fund’s Reorganization, each shareholder of the Current Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of stock of the Current Fund that were held by the shareholder immediately prior to the closing of the

Reorganization. For example, if you currently own 100 Class A shares of stock of a Current Fund, immediately after the closing of that Current Fund’s Reorganization, you will own 100 Class A shares of the corresponding New Fund having the same net asset value as your original 100 Class A shares of stock of the Current Fund.

     As a result of the Reorganizations, shareholders of the Current Funds, which are organized as Maryland corporations (or series thereof), will become shareholders of the corresponding New Funds, each of which is a series of the New Trust, a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Current Funds, please see “Comparison of the New Funds and the Current Funds—How will the New Funds be organized?” below.

Will there be any sales load, commission or other transactional fee paid by shareholders in connection with the Reorganizations?

     No. The full value of your shares of stock of a Current Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed on you. The costs of a Current Fund’s Reorganization will be paid by the Current Fund and, as applicable, its corresponding New Fund.

What will be the federal income tax consequences of the Reorganizations?

     As a condition to consummation of each Reorganization, the affected Current Fund will receive an opinion from K&L Gates to the effect that neither that Current Fund nor its shareholders will recognize any gain or loss as a result of the Reorganization. Please see “Summary of the Reorganization Agreements—What are the federal income tax consequences of the Reorganizations” below for further information.

Who is bearing the expenses related to the Reorganizations?

     The Current Funds and, as applicable, the New Funds will bear the expenses associated with the Reorganizations. The share of the expenses related to the Reorganizations to be paid by each Fund will be based in part on its average net assets as a percentage of the aggregate average net assets of the Funds and in part on the number of shareholders in the Fund.

SUMMARY OF THE REORGANIZATION AGREEMENTS

What are the material terms and conditions of the Reorganization Agreements?

     The terms and conditions under which each Reorganization would be completed are contained in the applicable Reorganization Agreement. The following summary of the Reorganization Agreements is qualified in its entirety by reference to each Reorganization Agreement itself, the form of which is attached to this Proxy Statement as Exhibit A.

     Each Reorganization Agreement provides that the New Fund will acquire all of the assets of the corresponding Current Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of such Current Fund’s liabilities. Each Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, the Current Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareholders, by class.

     The number of full and fractional shares of the New Fund you will receive in a Reorganization will be equal in value, as calculated at the close of business (generally 3:00 p.m. Central Time) on the Closing Date, to the number of full and fractional shares of stock of the Current Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date. The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.

     After such distribution, each Current Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect a complete termination and dissolution of the Current Fund.

     Any Reorganization Agreement may be terminated, and any Reorganization may be abandoned at any time prior to its consummation, before or after approval by shareholders of the affected Current Fund, in the case of a material breach of the Reorganization Agreement, failure to satisfy a condition specified in the Reorganization Agreement, or in certain other circumstances. The completion of each Reorganization also is subject to various conditions, including: (1) completion of all necessary filings with the Securities and Exchange Commission and state securities authorities; (2) the receipt of all material consents, orders and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; (3) delivery of a legal opinion regarding the federal income tax consequences of the Reorganization; (4) the issuance by the New Fund of initial shares to WRIMCO or its affiliate, to permit WRIMCO or its affiliate to take all necessary actions as such New Fund’s sole shareholder that are required to be taken by the New Fund; (5) the New Trust (on behalf of the New Funds) shall have entered into or adopted, as applicable, an investment management agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements and plans necessary for each New Fund’s operations; and (6) other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the applicable Closing Date. Each Reorganization Agreement provides that either the Current Fund or the New Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the Current Fund or New Fund, as applicable, if, in the judgment of the Current Fund’s Board, such waiver will not have a material adverse effect on the Current Fund’s shareholders other than the requirement listed in clause (3) above.

     The Reorganization Agreement for each Current Fund must be approved by shareholders of that Current Fund. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. In the event that shareholders of a particular Current Fund do not approve the Reorganization Agreement of that Current Fund or the Reorganization is not consummated with respect to that Current Fund for any other reason, the Board will consider other courses of action.

What are the federal income tax consequences of the Reorganizations?

     Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

     As a condition to consummation of a Reorganization, the participating Current Fund (or the Company of which it is a series, if applicable) and the New Trust will receive an opinion from K&L Gates (“Opinion”) substantially to the effect that, for federal income tax purposes, with respect to the Reorganization and the Current Fund and the New Fund participating therein:

(1)	the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and the Current Fund and the New Fund each will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

(2)	neither the Current Fund nor the New Fund will recognize any gain or loss on the Reorganization;

(3)	the Current Fund’s shareholders will not recognize any gain or loss on the exchange of their shares of stock of the Current Fund solely for shares of the New Fund;

(4)	a Current Fund shareholder’s aggregate tax basis in the New Fund shares he or she receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Current Fund shares of stock the shareholder actually or constructively exchanges for those New Fund shares, and the shareholder’s holding period for those New Fund shares will include, in each instance, his or her holding period for those Current Fund shares of stock (provided the shareholder holds them as capital assets on the Closing Date);

(5)	the New Fund’s tax basis in each asset the Current Fund transfers to it will be the same as the Current Fund’s tax basis in that asset immediately before the Reorganization, and the New Fund’s holding period for each such asset will include the Current Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

(6)	For purposes of section 381 of the Code, the New Fund will be treated just as the Current Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Current Fund’s taxable year, its tax attributes enumerated in section 381(c) of the Code will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Current Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization.

     The Opinion will be based on the facts and assumptions mentioned therein and conditioned on (a) the representations of the Current Fund (or the Company of which it is a series, if applicable) and the New Trust set forth in the applicable Reorganization Agreement (and, if requested, in separate letters to K&L Gates) being true and complete on the Closing Date and (b) the Reorganization’s being completed in accordance with that Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that K&L Gates has not approved). Notwithstanding clauses (2) and (5) above, the Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Current Fund or the New Fund or the shareholders thereof with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     If a Reorganization failed to meet the requirements of section 368(a)(1)(F) of the Code, the participating Current Fund and its shareholders could realize a taxable gain or loss on the transaction.

COMPARISON OF THE NEW FUNDS AND THE CURRENT FUNDS

How will the New Funds be organized?

     Each of the Current Funds is currently organized as a Maryland corporation (or a series thereof). If the Reorganizations are approved, each Current Fund will reorganize into a corresponding series of the New Trust, which is a Delaware statutory trust governed by a Trust Instrument and By-Laws. The Board of the New Trust is expected to be the same thirteen (13) Nominees identified in Proposal 1. The operations of each Current Fund and New Fund are also governed by applicable state and federal law.

     Under the Trust Instrument and By-Laws of the New Trust, the Board of the New Trust will have more flexibility than the Boards of the Companies and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Board of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Funds to operate in a more efficient and economical manner and will reduce the circumstances in which shareholder approval will be required. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series, without filing additional documentation with the state, which would otherwise require additional time and costs.

     Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Directors of the Companies with respect to the Current Funds and their shareholders.

     The New Trust provides for dollar-weighted shareholder voting, rather than the voting by number of shares that applies with respect to the Current Funds. Under the Trust Instrument of the New Trust, the number of votes to which a shareholder of the New Trust will be entitled will be equal to the value of his or her investment in the New Trust as of the applicable record date, rather than the number of shares of the New Fund(s) held by the shareholder. For example, a shareholder owning 1000 shares of a Current Fund having a net asset value per share of $10 has 1000 votes with an investment of $10,000, and a shareholder owning 2000 shares of another Current Fund having a net asset value of $5 has 2000 votes with an investment of $10,000. Following the Reorganizations of these Current Funds, each shareholder would have 10,000 votes, the value of the shareholder’s investments.

     Certain other similarities and differences between the New Trust and the Current Funds are summarized in Exhibit C, although this is not a complete comparison. Shareholders should refer to the provisions of the governing documents and the relevant state law directly for a more thorough comparison. Copies of the governing documents are available to shareholders without charge upon written request to Waddell & Reed, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

What will happen to each Current Fund’s investment management agreement with WRIMCO?

     Each Reorganization Agreement requires the New Trust to enter into an investment management agreement for the affected New Fund(s). The approval by a Current Fund’s shareholders of the Reorganization Agreement will constitute shareholder approval of the corresponding New Fund’s investment management agreement with WRIMCO. This means that, if the Reorganization Agreement for a Current Fund is approved by its shareholders and the Reorganization of the Current Fund occurs, the new investment management agreement with WRIMCO with respect to the corresponding New Fund will be substantially identical to the current investment management agreement with the Current Fund.

Will the management fees for the New Funds be different?

     No. The contractual management fee for each New Fund will be the same as the contractual management fee for the corresponding Current Fund.

What will happen to each Current Fund’s distribution plan?

     Each Current Fund has adopted one or more distribution plans in accordance with Rule 12b-1 under the 1940 Act. Each Current Fund currently has separate plans for its Class A shares, Class B shares and Class C shares (each, a “Current Class A Plan,” “Current Class B Plan” and “Current Class C Plan,” respectively, and together, “Current 12b-1 Plans”) (except for Cash Management, which does not have a Current Class A Plan). The Current Class A Plans are reimbursement plans, and the Current Class B Plans and Current Class C Plans are compensation plans.

     If a Current Fund’s Reorganization is approved, the corresponding New Fund, except the New Fund corresponding to Cash Management, will adopt new distribution plans in accordance with Rule 12b-1 for its Class A shares, Class B shares and Class C shares (each, a “New Class A Plan,” “New Class B Plan” and “New Class C Plan,” respectively, and together, “New 12b-1 Plans”). The maximum amount payable under each New 12b-1 Plan (expressed as an annual percentage of the average net assets of the relevant class) will remain the same as it was under the corresponding Current 12b-1 Plan.

     The principal difference between the Current Class A Plans and the New Class A Plans is that the New Class A Plans will be compensation plans instead of reimbursement plans. Having the New Class A Plans operate as compensation plans is intended to provide greater ease of administration and accounting and also to provide uniformity among the New 12b-1 Plans. The form of the New Class A Plan is included as Exhibit B.

     Under a “compensation” plan, the fees paid by a fund are intended as compensation for services rendered. The fee is paid regardless of whether the amount exceeds or is less than the actual expenses incurred by the underwriter in distributing fund shares or servicing shareholder accounts in a particular year. By contrast, under a “reimbursement” plan, the fees paid by a fund are intended as reimbursement for services rendered, up to the maximum allowable fee under the plan.

     As noted above, the maximum payable by a New Fund on an annual basis under its New Class A Plan is 0.25% of the New Fund’s average net Class A assets, which is the same percentage limitation as under each Current Class A Plan. For the fiscal year ended June 30, 2008, the expenses reimbursed under the Current Class A Plan for each of Accumulative, Core Investment and Tax-Managed Equity were 0.234%, 0.249% and 0.236%, respectively, of the Current Fund’s average net Class A assets (each, a “Current Class A Rate”). For the semi-annual period ended March 31, 2008, the expenses reimbursed under the Current Class A Plan for each of Bond, Government Securities, Municipal Bond and Municipal High Income were 0.237%. 0.232%, 0.237% and 0.247%, respectively, of the Current Fund’s average net Class A assets (each, a “Current Class A Rate”). The Board of each of these Current Funds has determined that when, as anticipated, it serves as the Board of the New Trust, it will limit payments under the New Class A Plan for each New Fund corresponding to one of these seven Current Funds so that payments under the Plan do not exceed, on an annual basis, the Current Class A Rate for the Current Fund corresponding to that New Fund. However, the Board of the New Trust may in the future, without shareholder approval, authorize payments under the New Class A Plan up to a maximum of 0.25% of the New Fund’s average Class A net assets on an annual basis, if it determines to do so.

     The terms of the New Class B Plans and the New Class C Plans, which will be compensation plans, are the same as those of the Current Class B Plans and Current Class C Plans, respectively, which also are compensation plans. The fees paid under the New Class B Plans and the New Class C Plans will be the same as the current fees under the corresponding Current Class B Plans and Current Class C Plans, respectively.

     The Board of each Company, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Current 12b-1 Plans or its affiliates, last approved the continuation of the Current 12b-1 Plans on August 13, 2008. In connection with its approval of the applicable Reorganization, the Board of each Company, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any person who will be a party to the New 12b-1 Plans, separately approved the forms of the New 12b-1 Plans on September 17, 2008.

     Each Current 12b-1 Plan can be terminated at any time by a vote of a majority of the Disinterested Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Current Fund. Each New 12b-1

Plan will be terminable at any time by a vote of a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the New Trust (“Disinterested Trustees”) or by a vote of the majority of the outstanding votes of the relevant class of shares of such New Fund. Any change to any 12b-1 Plan that would materially increase the costs to the relevant class of shares of a fund may not be instituted without the approval of the outstanding voting securities or votes, as applicable, of that class, any class of shares that converts into that class and a majority of the Disinterested Directors or Disinterested Trustees, as applicable.

How will the Current Funds’ investment objectives change?

     The Current Funds’ investment objectives will remain the same. However, the investment objective(s) of each New Fund will be classified non-fundamental. This will allow the Board of the New Trust to change the investment objective(s) of each New Fund whenever the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without causing the New Fund to incur the costs of shareholder meetings. If the Board of Trustees determined to change the investment objective(s) of a New Fund, it would provide 60 days’ prior notice to shareholders of the New Fund.

How will the investment restrictions of the New Funds differ from the investment restrictions of the Current Funds?

     The 1940 Act requires each registered investment company to adopt fundamental investment restrictions with respect to several specific types of activities, including the fund’s ability to:

  concentrate its investments in any particular industry or group of industries;

  borrow money;

  issue senior securities;

  make loans to other persons;

  purchase or sell real estate;

  purchase or sell commodities; and

  underwrite securities issued by other persons.

     In order to amend or eliminate a fund’s fundamental investment restrictions, the 1940 Act requires that any such change be approved by shareholders of a majority of the fund’s outstanding voting securities. Pursuant to the requirements of the 1940 Act, each Current Fund has adopted certain fundamental investment restrictions with respect to the activities listed above. Each Current Fund also has certain fundamental investment restrictions not required by the 1940 Act.

     In connection with the Reorganizations, the New Funds will adopt uniform fundamental investment restrictions to provide a uniform set of fundamental investment restrictions, limited to those required by the 1940 Act to be fundamental, and that are not more restrictive than what is required by the 1940 Act. The Board of each Company has reviewed and approved the modifications to the fundamental investment restrictions of the Company’s Current Fund(s) that will be applicable to the corresponding New Fund(s).

     In general, the purpose of the modifications is to permit the New Funds greater flexibility in portfolio management, consolidate minor differences, simplify compliance monitoring and/or make the restrictions uniform among all New Funds. The New Funds will not have different investment objectives or different principal investment strategies as a result of the modifications to, or in some cases elimination of, the corresponding Current Funds’ fundamental investment restrictions; however, certain New Funds will be permitted to make investments which their corresponding Current Funds could not. For example, most of the Current Funds had restrictions on investment in shares of other investment companies. As a result of the modifications to the fundamental investment restrictions, the New Funds will be permitted to invest in shares of other investment companies subject only to the restrictions of the 1940 Act.

     Exhibit D lists and describes each fundamental investment restriction for each Current Fund and the corresponding fundamental investment restriction, if any, for its corresponding New Fund. In addition, Exhibit D includes a brief summary of the material differences, if any, between a fundamental investment restriction for the Current Fund and its corresponding New Fund. For the fundamental investment restrictions that are being eliminated, Exhibit D also describes the corresponding non-fundamental investment restriction, if any, for each corresponding New Fund.

Required Vote

     Approval of Proposal 2 will be determined separately for each Current Fund (on a series-by-series basis if the Current Fund is a series of a Company). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. Approval of Proposal 2 for a Current Fund requires the favorable vote of the holders of a majority of the shares cast in person or by proxy of that Current Fund, provided a quorum is present.

The Board unanimously recommends that the shareholders of each Current
Fund vote “FOR” approval of the Applicable Reorganization Agreement.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

     For each Current Fund, its investment manager is WRIMCO, its principal underwriter is Waddell & Reed, and its Shareholder Servicing Agent and Accounting Services Agent is Waddell & Reed Services Company (“WRSCO”). Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     WRIMCO and WRSCO are wholly owned subsidiaries of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company that is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Investment Manager

     Each of the Current Funds and the funds in Ivy Funds Variable Insurance Portfolios, Inc. and Waddell & Reed InvestEd Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund’s Board of Directors. WRIMCO provides investment advice to these funds and supervises each fund’s investments. WRIMCO and/or its predecessor have served as investment manager to each of these funds since its inception.

     Each Current Fund has an Investment Management Agreement (“Management Agreement”) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Current Fund and provide investment advice to the Current Fund. The Management Agreement obligates WRIMCO to make investments for the account of the Current Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Current Fund’s prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to any directions of the Board. WRIMCO also determines the securities to be purchased or sold by each Fund and places the orders.

     Following the Reorganizations, WRIMCO will continue to serve the New Funds as their investment manager.

Shareholder Servicing Agent and Accounting Services Agent

     WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to each Current Fund and handling of shareholder inquiries, pursuant to a Shareholder Servicing Agreement with the Current Fund. WRSCO also provides each Current Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Current Fund records, pricing of Current Fund shares, preparation of prospectuses for existing shareholders, and preparation of proxy statements and certain shareholder reports, pursuant to an Accounting Services Agreement with the Current Fund.

Underwriter

     Waddell & Reed serves as the principal underwriter for all of the Current Funds.

Custodian

     Each Current Fund’s custodian is UMB Bank, n.a., whose address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Current Fund’s cash and securities.

Independent Registered Public Accounting Firm

     Deloitte & Touche LLP (“D&T”), located at 1100 Walnut, Suite 3300, Kansas City, Missouri, is the Current Funds’ independent registered public accounting firm that audits the Current Funds’ financial statements. Representatives of D&T are not expected to be present at the Meeting.

     Each Current Fund’s Audit Committee selected D&T to act as the independent registered public accounting firm for the Current Funds for its current fiscal year. The selection of D&T was also approved by each Current Fund’s Board and its Disinterested Directors. D&T has advised the Current Funds that, to the best of its knowledge and belief, as of November 27, 2007, no D&T professional had any direct or material indirect ownership interest in any Current Fund inconsistent with independent professional standards pertaining to accountants. Certain information concerning the fees and services provided by D&T to the Current Funds and to WRIMCO and its affiliates for the most recent fiscal years of the Current Funds is provided below.

     The tables below set forth the fees billed by D&T for each of the last two fiscal years of the respective Current Funds. The fiscal year ends of each Current Fund are shown in Exhibit E.

Audit Fees

     The aggregate fees billed by D&T for the audit of the annual financial statements of each Current Fund for the fiscal years ended June 30, 2008, June 30, 2007, September 30, 2008 and September 30, 2007, as applicable, and for the review of the financial statements included in each Current Fund’s regulatory filings are as shown in the table below.

	Audit Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	2008	2007
Accumulative	11,700	23,600
Asset Strategy	26,050	20,000
Bond	11,200	24,800
Cash Management	7,170	15,300
Continental Income	9,900	23,200
Core Investment	10,200	25,800
Dividend Opportunities	11,440	11,400
Energy	10,440	14,900
Global Bond	26,140	25,100
Government Securities	7,250	12,200
High Income	25,190	25,900
International Growth	17,340	25,100
Municipal Bond	23,700	26,900
Municipal High Income	27,100	22,300
New Concepts	12,400	22,200
Retirement Shares	14,150	16,600
Science and Technology	16,490	25,800
Small Cap	16,900	16,000
Tax-Managed Equity	7,900	20,000
Value	10,440	21,600
Vanguard	13,200	23,400

Audit-Related Fees

     The aggregate audit-related fees billed by D&T in the fiscal years ended June 30, 2008, June 30, 2007, September 30, 2008 and September 30, 2007, as applicable, for assurance and related services reasonably related to the performance of the audit of each Current Fund’s annual financial statements not included in Audit Fees are as shown in the table below. These fees are related to the review of each Current Fund’s Form N-1A.

	Audit-Related Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	2008	2007
Accumulative	1,700	1,800
Asset Strategy	1,900	1,800
Bond	1,400	600
Cash Management	1,700	1,600
Continental Income	1,900	1,800
Core Investment	3,520	3,800
Dividend Opportunities	2,210	1,900
Energy	550
Global Bond	1,900	1,800
Government Securities	2,000	1,810
High Income	2,000	1,900
International Growth	2,000	1,900
Municipal Bond	2,000	1,900
Municipal High Income	1,900	1,800
New Concepts	1,900	1,800
Retirement Shares	1,900	1,800
Science and Technology	2,280	2,300
Small Cap	1,900	1,800
Tax-Managed Equity	1,900	1,800
Value	1,840	2,500
Vanguard	2,000	1,900

Tax Fees

     The aggregate fees billed by D&T in the fiscal years ended June 30, 2008, June 30, 2007, September 30, 2008 and September 30, 2007, as applicable, for tax compliance, tax advice, and tax planning are as shown in the table below. These fees are related to the review of each Current Fund’s tax returns.

	Tax Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	2008	2007
Accumulative	2,400	3,050
Asset Strategy	3,200	3,000
Bond	2,300	2,200
Cash Management	1,500	2,150
Continental Income	2,400	2,300
Core Investment	2,400	3,050
Dividend Opportunities	1,300	1,200
Energy	2,300	2,950
Global Bond	2,200	2,850
Government Securities	2,300	2,950
High Income	2,200	2,850
International Growth	3,200	3,750
Municipal Bond	15,600	3,250
Municipal High Income	2,000	2,650
New Concepts	2,000	2,650
Retirement Shares	2,400	3,050
Science and Technology	2,400	3,050
Small Cap	2,300	2,950
Tax-Managed Equity	2,400	3,050
Value	2,300	2,950
Vanguard	2,400	3,050

All Other Fees

     Aggregate fees billed by D&T in the fiscal years ended June 30, 2008, June 30, 2007, September 30, 2008 and September 30, 2007, as applicable, for other services provided to each Current Fund are as shown in the table below.

	All Other Fees
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	2008	2007
Accumulative	1,400	1,570
Asset Strategy	1,550	1,280
Bond	820	1,140
Cash Management	1,120	600
Continental Income	330	390
Core Investment	2,900	3,300
Dividend Opportunities	420	330
Energy	100	90
Global Bond	510	210
Government Securities	280	150
High Income	880	680
International Growth	580	620
Municipal Bond	470	340
Municipal High Income	450	350
New Concepts	980	1,080
Retirement Shares	400	490
Science and Technology	1,830	1,940
Small Cap	640	780
Tax-Managed Equity	60	60
Value	420	430
Vanguard	1,160	1,470

Non-Audit Fees

     Aggregate fees billed by D&T in the fiscal years ended June 30, 2008, June 30, 2007, September 30, 2008 and September 30, 2007, as applicable, for non-audit services to each Current Fund, WRIMCO and any entity controlling, controlled by or under common control with WRIMCO that provides ongoing services to each Current Fund are as shown in the table below.

	Aggregate Non-Audit
	Fees*
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	2008	2007
Accumulative	5,500	6,420
Asset Strategy	6,650	6,080
Bond	4,520	3,940
Cash Management	4,320	4,350
Continental Income	4,630	4,490
Core Investment	8,820	10,150
Dividend Opportunities	3,930	3,430
Energy	2,950	3,040
Global Bond	4,610	4,860
Government Securities	4,580	4,910
High Income	5,080	5,430
International Growth	5,780	6,270
Municipal Bond	18,070	5,490
Municipal High Income	4,350	4,800
New Concepts	4,880	5,530
Retirement Shares	4,700	5,340
Science and Technology	6,510	7,290
Small Cap	4,840	5,530
Tax-Managed Equity	4,360	4,910
Value	4,560	5,880
Vanguard	5,560	6,420
____________________

*	Because this is a combined proxy for the Current Funds, the aggregate total of the fees billed to WRIMCO and any entity controlling, controlled by or under common control with WRIMCO that provides ongoing services to each Current Fund is included in each Current Fund’s Aggregate Non- Audit Fees in this table.

     The Audit Committees consider all audit services to be provided by the Current Funds’ independent registered public accounting firm and pre-approve all such audit services.

     Except as provided below, an Audit Committee’s prior approval is necessary for the engagement of the independent registered public accounting firm to provide any audit or non-audit services for a Current Fund or any non-audit services for WRIMCO or any entity controlling, controlled by or under common control with WRIMCO that provides ongoing services to the Current Fund (WRIMCO and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations and financial reporting of the Current Fund. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, and applicable rules thereunder, that were not pre-approved by the Audit Committee must be approved by the Audit Committee prior to the completion of the audit. Pre-approval by the Audit Committee is not required for engagements entered into pursuant to (i) pre-approval policies and procedures established by the Audit Committee, or (ii) pre-approval granted by one or more members of the Audit Committee to whom, or by a subcommittee to which, the Audit Committee has delegated pre-approval authority, provided in either case that the Audit Committee is informed of each such service at its next regular meeting.

     For each Current Fund’s fiscal years ended 2007, and 2008, as applicable, the Current Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Current Fund by D&T.

OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

     The Current Funds do not hold annual shareholder meetings. Any Current Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Current Fund’s shareholders should send such proposals to the Secretary of the Current Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Any shareholder proposal intended to be presented at any future meeting of Current Fund shareholders must be received by the Current Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     Shareholders of a Current Fund who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Current Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Directors of the Current Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

EXHIBITS INDEX

Exhibit A	Form of Agreement and Plan of Reorganization and Termination
Exhibit B	Form of New Class A Plan
Exhibit C	Comparison of Certain Attributes of the Current Funds and the New Trust
Exhibit D	Comparison of the Current Funds’ and New Funds’ Fundamental
Investment Restrictions
Exhibit E	The Current Funds and their Respective Fiscal Year Ends
Exhibit F	Outstanding Shares
Exhibit G	Principal Shareholders of the Current Funds
Exhibit H	Nominating Committee Charter

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of _____ __, 2008, among WADDELL & REED ADVISORS FUNDS, a Delaware statutory trust (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”), and each corporation (identified by the term “Inc.” at the end of its name) listed under the heading “Old Funds” on Schedule A (each, an “Old Fund”). (Each New Fund and Old Fund is sometimes referred to herein as a “Fund,” and New Trust and each Old Fund is sometimes referred to herein as an “Investment Company.”) All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a New Fund are made and shall be taken or undertaken by New Trust on that New Fund’s behalf, and all rights and benefits created hereunder in favor of a New Fund shall inure to, and shall be enforceable by, New Trust; and all rights and obligations of each Old Fund hereunder shall only be enforceable between that Old Fund and New Trust, and no Old Fund shall have any rights or obligations hereunder regarding any other Old Fund.

     Each Investment Company wishes to effect reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Old Fund’s changing its identity, form, and place of organization -- by converting to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s stockholders in exchange for their shares of stock therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraphs 3.1(g), 3.3(a), and 6, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

     New Trust’s board of trustees and Old Fund’s board of directors (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended

(“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the investment interests of its Fund’s existing stockholders/shareholders will not be diluted as a result of the Reorganization.

     Old Fund is authorized to issue and has outstanding four classes of shares of common stock, designated Class A, Class B, Class C, and Class Y (“Class A Old Fund Shares,” “Class B Old Fund Shares,” “Class C Old Fund Shares,” and “Class Y Old Fund Shares,” respectively, and collectively, “Old Fund Shares”). New Fund will have four classes of shares of beneficial interest, also designated Class A, Class B, Class C, and Class Y (“Class A New Fund Shares,” “Class B New Fund Shares,” “Class C New Fund Shares,” and “Class Y New Fund Shares,” respectively, and collectively, “New Fund Shares”). The rights, powers, privileges, and obligations of each class of New Fund Shares will be identical to those of the similarly designated class of Old Fund Shares, except as to the determination of the number of votes to which each record shareholder is entitled.

     In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

     1.1. Subject to the requisite approval of Old Fund’s stockholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a)	issue and deliver to Old Fund the number of full and fractional (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding, (2) Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares then outstanding, (3) Class C New Fund Shares equal to the number of full and fractional Class C Old Fund Shares then outstanding, and (4) Class Y New Fund Shares equal to the number of full and fractional Class Y Old Fund Shares then outstanding (all references herein to “fractional” shares meaning fractions rounded to the third decimal place), and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

     Those transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2 The Assets shall consist of all assets and property Old Fund owns as of the Effective Time (as defined in paragraph 2.1), including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register stock under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Old Fund’s books.

     1.3 The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing as of the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4 At or before the Closing, New Fund shall redeem each Initial Share (as defined in paragraph 5.5) for the price at which it is issued pursuant to that paragraph. As of the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its stockholders of record determined as of the Effective Time (each, a “Stockholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s share transfer books in the Stockholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Stockholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Stockholder holds as of the Effective Time, by class (i.e., the account for each Stockholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares due that Stockholder, the account for each Stockholder that holds Class B Old Fund Shares shall be credited with the number of full and fractional Class B New Fund Shares due that Stockholder, and so on). The aggregate net asset value of each class of New Fund Shares to be so credited to each Stockholder’s account shall equal the aggregate net asset value of the similarly designated class of Old Fund Shares that Stockholder owned as of the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s share transfer books. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be dissolved, liquidated, and terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund’s share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1 The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the Investment Companies’ offices on or before January 30, 2009, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 3:00 p.m., Central time) on the date thereof (“Effective Time”).

     2.2 Old Fund (a) shall direct its fund accounting agent to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Trust, on New Fund’s behalf, as reflected on New Fund’s books immediately after the Closing, does or will conform to that information on Old Fund’s books immediately before the Closing and (b) shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer stating that the Assets it holds will be transferred to New Trust, on New Fund’s behalf, as of the Effective Time.

     2.3 Old Fund shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund’s share transfer books contain the number of full and fractional outstanding Old Fund Shares each Stockholder owned, by class, as of the Effective Time.

     2.4 New Trust shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts in the Stockholders’ names on New Fund’s shareholder records. New Trust shall issue and deliver to Old Fund a confirmation, or other evidence satisfactory to Old Fund, that the New Fund Shares to be credited to Old Fund as of the Effective Time have been credited to Old Fund’s account on those records.

     2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, stock certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct as of the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1	Old Fund represents and warrants to New Trust as follows:

(a)	Old Fund (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Articles of Incorporation (“Charter”) are on file with the Department of Assessments and Taxation of the State of Maryland, (2) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission, and (3) is duly registered as an open-end management investment company under the 1940 Act, which registration will be in full force and effect as of the Effective Time, and no proceeding has been instituted to suspend that registration;

(b)	The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Old Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(c)	As of the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans” as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(d)	Old Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Charter or By-Laws, Maryland law,or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Fund is a party or by which it is bound;

(e)	As of or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or (2) provision for discharge and/or assumption by New Fund of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(f)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Fund’s knowledge, threatened against Old Fund regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)	Old Fund’s Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) as of and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended September 30, 2007, in the case of each Fixed Income Old Fund (as defined on Schedule A), and June 30, 2008, in the case of each Equity Old Fund (as defined on Schedule A), have been audited by Deloitte & Touche LLP, an independent registered public accounting firm; those Statements -- and in the case of each Fixed Income Old Fund, its unaudited Statements for the six months ended March 31, 2008 -- present fairly, in all material respects, Old Fund’s financial condition as of the date thereof (or as of the respective date thereof in the case of each Fixed Income Old Fund) in accordance with accounting principles generally accepted in the United States and consistently applied (“GAAP”); to Old Fund’s management’s best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of that date (or as of either such date in the case of each Fixed Income Old Fund) that are not disclosed therein; and since September 30, 2007, in the case of each Fixed Income Old Fund, and since June 30, 2008, in the case of each Equity Old Fund, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for these purposes, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its stockholders shall not constitute a material adverse change;

(h)

All issued and outstanding Old Fund Shares are, and as of the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(i)

As of the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have then been filed by that time (giving effect to properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects; all federal and other taxes shown as due or required to be shown as due on those returns and reports shall have been paid or provision shall have been made for the payment thereof, except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Old Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns; and Old Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and repurchases, if any, of its stock and is not liable for any material penalties that could be imposed thereunder;

(j)

For each taxable year of its operation, Old Fund has met (or for its current taxable year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852 of the Code; from the time Old Fund’s Board approved the transactions contemplated by this Agreement through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of

Subchapter M did not apply to it; and Old Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code;

(k)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(l)	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(m)

Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(n)

As of the time of its mailing, at the time of the Stockholders Meeting (as defined in paragraph 4.1), and as of the Effective Time, the Proxy Statement (as defined in paragraph 3.3(a)) will comply in all material respects with applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”) and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by New Trust for use therein;

(o)	The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

(p)	Old Fund’s Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3.2	New Trust represents and warrants to Old Fund as follows:

(a)

New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) has the power to own all its properties and assets and carry on its business as described in documents filed with the Commission, and (3) as of the Effective Time, will be duly registered as an open-end management investment company under the 1940 Act, and no proceeding has been instituted to suspend that registration;

(b)	As of the Effective Time, New Fund will be a duly established and designated series of New Trust; and New Fund has not commenced operations and will not do so until after the Closing;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of New Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)

New Trust is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Trust Instrument or By-Laws, Maryland law, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)

No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)

New Fund will be a “fund” (as defined in section 851(g)(2) of the Code); it will meet the requirements of Subchapter M for qualification as a RIC, and will be eligible to and will compute its federal income tax under section 852 of the Code, for its taxable year in which the Reorganization occurs; and it intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)

There is no plan or intention for New Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(j)

Assuming the truthfulness and correctness of Old Fund’s representation and warranty in paragraph 3.1(m), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k)

The New Fund Shares to be issued and delivered to Old Fund, for the Stockholders’ accounts, pursuant to the terms hereof, (1) will as of the Effective Time have been duly authorized and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(l)

The information New Trust furnishes to Old Fund for use in the Proxy Statement will comply in all material respects with applicable provisions of the Federal Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; and

(m)

New Trust’s Trust Instrument permits New Fund to vary its shareholders’ investment; and after it commences operations New Fund will not have a fixed pool of assets but rather will be a managed portfolio of securities, and its investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), will have the authority to buy and sell securities for it.

3.3	Each Investment Company represents and warrants to the other as follows:

(a)

No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, or orders of any court are required, for its execution or performance of this Agreement, except for (1) Old Fund’s filing with the Commission of (i) a proxy statement on Schedule 14A relating to the Reorganization to be furnished in connection with Old Fund’s Board’s solicitation of proxies for use at the Stockholders Meeting (“Proxy Statement”) and (ii) the filing, by the Old Fund the registration statement of which New Trust will adopt (“Designated Old Fund”), of one or more post-effective amendments to its registration statement, (2) New Trust’s adoption of that registration statement, and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)

The fair market value of the New Fund Shares each Stockholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)	The Stockholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)

None of the compensation received by any Stockholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Stockholder held; none of the New Fund Shares any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)

No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its stockholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g)

Immediately following consummation of the Reorganization, the Stockholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

(h)

Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4. COVENANTS

     4.1 Old Fund covenants to call a meeting of its stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein (“Stockholders Meeting”).

     4.2 Old Fund covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.3 Old Fund covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

     4.4 Old Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

     4.5 New Trust covenants to cooperate with Old Fund in preparing the Proxy Statement in compliance with applicable Federal Securities Laws.

     4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the Federal Securities Laws and state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time and further covenants to adopt the registration statement referred to in paragraph 3.3(a)(2) as of the Effective Time.

     4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

     Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made as of that time, and (c) the following further conditions that, as of or before that time:

     5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s stockholders at the Stockholders Meeting.

     5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

     5.3 As of the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; provided that at any time before the Closing, either Investment Company may waive this condition if, in the judgment of its Board, that waiver will not have a material adverse effect on its stockholders’/shareholders’ interests;

     5.4 The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if requested, addressed to it. The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions mentioned therein and conditioned on those representations and warranties’ being true and complete as of the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)

New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Stockholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)

Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Stockholders in exchange for their Old Fund Shares;

(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)

New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Stockholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)

A Stockholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Stockholder holds them as capital assets as of the Effective Time; and

(g)

For purposes of section 381 of the Code, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.5 Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share in each class (each, an “Initial Share”) to WRIMCO or an affiliate thereof, each in consideration of the payment of $10.00 (or other amount that Board determines), to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.6; and

     5.6 New Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by WRIMCO or its affiliate as New Fund’s sole shareholder.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s stockholders/shareholders’ interests.

6. EXPENSES

     Subject to complying with the representation contained in paragraph 3.3(f), (1) Old Fund shall bear the Reorganization Expenses directly chargeable to, and/or incurred directly by or for, it and (2) the aggregate Reorganization Expenses (other than those described in clause (1) and those directly chargeable to, and/or incurred directly by or for, any other Old Fund) for all the Reorganizations, including those that are not consummated, shall be borne pro rata by each Old Fund that participates in a Reorganization that is consummated (a “Participating Old Fund”); provided that any Reorganization Expenses that become payable after the Effective Time shall be borne by each New Fund to the same extent that its corresponding Old Fund would have borne those expenses had they been payable as of the Effective Time. For purposes hereof, a Participating Old Fund’s pro rata share of the Reorganization Expenses described in clause (2) shall equal the product of the amount of those Reorganization Expenses multiplied by the sum of [(a) __% of that Old Fund’s average net assets for the period ___________ as a percentage of the aggregate average net assets of all Participating Old Funds for that period plus (b) __% of the number of its stockholders as a percentage of the stockholders of all Participating Old Funds as of the Effective Time]. The Reorganization Expenses include fees and expenses related to printing, mailing, and soliciting proxies and tabulating votes, expenses of holding stockholders meetings, and accounting, legal, and custodial fees and expenses. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in that party’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

     Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

     This Agreement may be terminated at any time at or before the Closing:

     8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before January 30, 2009, or such other date as to which the Investment Companies agree; or

     8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its directors/trustees, officers, or stockholders/shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

     The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s stockholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Stockholders’ interests.

10. SEVERABILITY

     Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

     11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 Notice is hereby given that this instrument is executed and delivered on behalf of New Trust’s trustees solely in their capacities as trustees and not individually. Each Investment Company’s obligations under this Agreement are not binding on or enforceable against any of its directors/trustees, officers, or stockholders/shareholders but are only binding on and enforceable against the Investment Company’s property (in New Trust’s case, only its property attributable to and held for the benefit of New Fund and not its property attributable to and held for the benefit of any other series thereof). Each Investment Company, in asserting any rights or claims under this Agreement, shall look only to those respective properties in settlement of those rights or claims and not to those directors/trustees, officers, or stockholders/shareholders.

     11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

WADDELL & REED ADVISORS
ASSET STRATEGY FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
CASH MANAGEMENT, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
CONTINENTAL INCOME FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
FIXED INCOME FUNDS, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
GLOBAL BOND FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
HIGH INCOME FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
INTERNATIONAL GROWTH FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
MUNICIPAL BOND FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
MUNICIPAL HIGH INCOME FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
NEW CONCEPTS FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
RETIREMENT SHARES, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS SELECT
FUNDS, INC., on behalf of each of its series
listed on Schedule A

By:
Name:
Title:

WADDELL & REED ADVISORS
SMALL CAP FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
TAX-MANAGED EQUITY FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS
VANGUARD FUND, INC.

By:
Name:
Title:

WADDELL & REED ADVISORS FUNDS, INC.
on behalf of each of its series listed on Schedule A

By:
Name:
Title:

Schedule A

New Funds
Old Funds	(each a series of New Trust)
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Bond Fund	Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.	Waddell & Reed Advisors Cash Management
Waddell & Reed Advisors Fixed Income	Waddell & Reed Advisors Government
Funds, Inc.	Securities Fund
Waddell & Reed Advisors Global Bond Fund, Inc.	Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors High Income Fund, Inc.	Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond	Waddell & Reed Advisors Municipal Bond
Fund, Inc.	Fund
Waddell & Reed Advisors Municipal High Income	Waddell & Reed Advisors Municipal High
Fund, Inc.	Income Fund
(each Old Fund listed above, a “Fixed Income
Old Fund”; and each Old Fund listed below, an
“Equity Old Fund”)
Waddell & Reed Advisors Asset Strategy Fund, Inc.	Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income	Waddell & Reed Advisors Continental
Fund, Inc.	Income Fund
Waddell & Reed Advisors International Growth	Waddell & Reed Advisors International
Fund, Inc.	Growth Fund
Waddell & Reed Advisors New Concepts Fund, Inc.	Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Retirement Shares, Inc.	Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Small Cap Fund, Inc.	Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity	Waddell & Reed Advisors Tax-Managed
Fund, Inc.	Equity Fund
Waddell & Reed Advisors Vanguard Fund, Inc.	Waddell & Reed Advisors Vanguard Fund
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Accumulative Fund	Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund	Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Science and	Waddell & Reed Advisors Science and
Technology Fund	Technology Fund
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Dividend	Waddell & Reed Advisors Dividend
Opportunities Fund	Opportunities Fund
Waddell & Reed Advisors Energy Fund	Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Value Fund	Waddell & Reed Advisors Value Fund

EXHIBIT B

FORM OF NEW CLASS A PLAN
FOR NEW FUNDS

DISTRIBUTION AND SERVICE PLAN
FOR CLASS A SHARES

This Plan is adopted by Waddell & Reed Advisors Funds (the “Fund”), on behalf of each series thereof other than Cash Management, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”) to provide for payment by the Fund of certain expenses in connection with the distribution of the Fund’s Class A shares, provision of personal services to the Fund’s Class A shareholders and/or maintenance of its Class A shareholder accounts. Payments under the Plan are to be made to Waddell & Reed, Inc. (“W&R”) which serves as the principal underwriter for the Fund under the terms of the Underwriting Agreement pursuant to which W&R offers and sells the shares of the Fund.

Distribution Fee and Service Fee
The Fund is authorized to pay to W&R an amount not to exceed on an annual basis .25 of 1% of the Fund’s average net assets of the Class A shares as either (1) a “distribution fee” to finance the distribution of the Fund’s Class A shares, or (2) a “service fee” to finance shareholder servicing by W&R, its affiliated companies, broker-dealers who may sell Class A shares and other third-parties to encourage and foster the maintenance of Class A shareholder accounts, or as a combination of the two fees. The amounts shall be payable to W&R daily or at such other intervals as the board of directors may determine.

FINRA Definition
For purposes of this Plan, the “distribution fee” may be considered as a sales charge that is deducted from the Class A net assets of the Fund and does not include the service fee. The “service fee” shall be considered a payment made by the Fund for personal service and/or maintenance of Class A shareholder accounts, as such is now defined by the Financial Industry Regulatory Authority (“FINRA”), provided, however, if the FINRA adopts a definition of “service fee” for purposes of Rule 2830 of the FINRA Conduct Rules that differs from the definition of “service fee” as presently used, or if FINRA adopts a related definition intended to define the same concept, the definition of “service fee” as used herein shall be automatically amended to conform to the FINRA definition.

Quarterly Reports
W&R shall provide to the board of directors of the Fund and the board of directors shall review at least quarterly a written report of the amounts so expended of the distribution fee and/or service fee paid or payable to it under this Plan and the purposes for which such expenditures were made.

Approval of Plan
This Plan shall become effective when it has been approved by a vote of the board of directors of the Fund and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement related to this Plan (other than as directors or shareholders of the Fund) (“independent directors”) cast in person at a meeting called for the purposes of voting on such Plan.

Continuance
This Plan shall continue in effect for a period of one (1) year and thereafter from year to year only so long as such continuance is approved by the directors, including the independent directors, as specified hereinabove for the adoption of the Plan by the directors and independent directors.

Director Continuation
In considering whether to adopt, continue or implement this Plan, the directors shall have a duty to request and evaluate, and W&R shall have a duty to furnish, such information as may be reasonably necessary to make an informed determination of whether this Plan should be adopted, implemented or continued.

Termination
This Plan may be terminated at any time by a vote of a majority of the independent directors of the Fund or by a vote of the majority of the outstanding Class A voting securities of the Fund without penalty. On termination, the payment of all distribution fees and service fees shall cease, and the Fund shall have no obligation to W&R to reimburse it for any cost or expenditure it has made or may make to distribute the Class A shares or service Class A shareholder accounts.

Amendments
This Plan may not be amended to increase materially the amount to be spent for distribution of Class A shares, personal service and/or maintenance of shareholder accounts without approval of the Class A shareholders, and all material amendments of this Plan must be approved in the manner prescribed for the adoption of the Plan as provided hereinabove. The distribution and service fees may be reduced by action of the board of directors without shareholder approval.

Directors
While this Plan is in effect, the selection and nomination of the directors who are not interested persons of the Fund shall be committed to the discretion of the directors who are not interested persons of the Fund.

Records
Copies of this Plan, the Underwriting Agreement and reports made pursuant to this Plan shall be preserved as provided in Rule 12b-1(f) under the Act.

EXHIBIT C

COMPARISON OF CERTAIN ATTRIBUTES OF THE CURRENT FUNDS AND THE NEW TRUST

Quorum for Board Meetings/Board Action by Written Consent

Both the New Trust and the Current Funds require a majority of the Board members present at a duly called Board meeting to approve matters at a Board meeting.

The New Trust differs from the Current Funds regarding actions by written consent, since the New Trust allows the Trustees to approve matters by written consent of at least a majority of the Trustees and at least 70% of the Disinterested Trustees. Maryland law requires a written consent to be approved unanimously by the Directors.

Delegation of Powers

The New Trust differs from the Current Funds on the delegation of powers, since the Trustees of the New Trust can delegate such authority as they consider desirable to any officers of the New Trust and to any agent, independent contractor, manager, investment adviser, sub-advisers, custodian, administrator, underwriter or other service provider. Under Maryland law, the Directors of the Current Funds may not delegate certain duties. For example, the Directors of the Current Funds cannot delegate the declaration of distributions or the setting of record dates for shareholder meetings.

Removal of Trustees

The New Trust differs from the Current Funds with respect to the removal of Board members. The New Trust allows a Trustee to be removed with cause at any time by a written instrument signed by at least two-thirds of the other Trustees. The Current Funds do not allow a Director to be removed by other Directors. In addition, the New Trust increases the voting requirement for shareholder removal of a Trustee to at least two-thirds of the outstanding shares, which is greater than the majority vote required for shareholders to remove a Director of a Current Fund.

Shareholder Liability

Liability is limited for shareholders of the New Trust to the same extent as for shareholders of the Current Funds. Under Maryland or Delaware law, shareholders have no personal liability for acts or obligations of the Current Funds or the New Trust.

Shareholder Voting Rights

The New Trust and the Current Funds differ in a number of areas with respect to shareholder voting rights. The New Trust does not require a shareholder vote to amend the Trust Instrument or for reorganizations, mergers and consolidations, except in limited circumstances. (Amendment of the Trust Instrument by the Board of Trustees requires approval by at least a majority of Trustees and at least 70% of the Disinterested Trustees present at a meeting at which a quorum is present.) The Current Funds would require a shareholder vote with respect to most amendments to the Articles of Incorporation (“Articles”) and for reorganizations, mergers and consolidations. However, for both the New Trust and the Current Funds shareholder approval is required for a number of matters, such as electing Board members, approving investment management or sub-advisory agreements, approving plans of distribution adopted pursuant to Rule 12b-1 or changing a fundamental investment policy.

Voting by New Trust shareholders is dollar-weighted. Shareholders of the New Trust would be entitled to one vote for each dollar of net asset value of a New Fund they own. Shareholders of the Current Funds are entitled to one vote per share owned.

Shareholder Meetings

Annual Meetings

Neither the New Trust nor any Current Fund is required to hold annual shareholder meetings.

Quorums

For the New Trust or a New Fund, as applicable, a quorum is one-third of the shares entitled to vote. For the Current Funds, a quorum either is one-third of the outstanding shares (for Asset Strategy, Fixed Income Funds, New Concepts, Retirement Shares, Select Funds, Small Cap and Tax-Managed Equity) or a majority of the outstanding shares (for Cash Management, Continental Income, Advisors Funds, Global Bond, High Income, International Growth, Municipal Bond, Municipal High Income and Vanguard).

Adjournment

Under the By-laws of the New Trust, the chairman of the meeting presides over the meeting and has the power to call adjournments for any reason. The Current Funds do not differ on the ability of the chairman of the meeting to call adjournments for any reason, except that in the absence of a quorum, the chairman of the meeting or the shareholders present at the meeting may call an adjournment of the meeting.

Advance Notice

The notice provisions for a shareholder meeting differ for the New Trust and the Current Funds. The New Trust requires notice of a shareholder meeting at least 10 days before the date of the meeting. The Current Funds require notice of a shareholder meeting not less than 10 days or more than 90 days before the date of the meeting.

Record Date

The New Trust’s provisions regarding the record date for a shareholder meeting and for payment of dividends differ from those of the Current Funds. The New Trust allows the Trustees to fix, in advance, a date up to 120 days before the date of any shareholder meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting. No limitation is placed on the record date for the payment of dividends. The Current Funds allow the Directors to fix a record date, in advance, not less than 10 days nor more than 90 days before the date of any shareholder meeting or the dividend payment date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting or entitled to dividends.

Redemption of Shares

The New Trust may require the redemption of New Fund shares for any reason under terms set by the Trustees, including: the failure of a shareholder to supply a taxpayer identification number if required to do so, to maintain the minimum investment required, or to make payment when due for the purchase of shares; or if the share activity of the account is deemed by the Trustees to adversely affect the management of any New Fund. The Directors of the Current Funds can only require shareholders to redeem shares if the aggregate net asset value of such shares is below a certain amount. For Asset Strategy, Cash Management, Continental Income, Advisors Funds, Fixed Income Funds, International Growth, Global Bond, High Income, Municipal Bond, Municipal High Income, New Concepts, Retirement Shares, Small Cap, and Vanguard, pursuant to the Articles or Maryland law, involuntary redemption is only allowed if the aggregate net asset value of shares is $500 or less ($1,000 or less for Cash Management and $400 or less for Global Bond). For Select Funds and Tax-Managed Equity, the aggregate net asset value of shares at which involuntary redemption is allowed is $500 or such other amount determined by the Directors.

Liability of Trustees and Officers/Indemnification/Advancement of Expenses

The Trustees and officers of the New Trust and the Directors and officers of the Current Funds are not personally liable to, or for an obligation of, the entity unless there are certain “bad acts” (e.g., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties) involved in their conduct.

The organizational documents or applicable state law of both the New Trust and the Current Funds permit the Trustees, Directors and officers to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the Investment Company Act of 1940. However, the New Trust and the Current Funds differ somewhat as to the procedures for the Board’s determination that indemnification is appropriate.

The New Trust and the Current Funds differ somewhat as to the procedures for advancement of expenses due to differences in state law; however, each allows advancement of expenses to the maximum extent permitted by applicable law.

Liquidation

The New Trust does not need shareholder approval for liquidation of the New Trust or a New Fund. In contrast, shareholder approval is required for liquidation of a Current Fund.

Rights of Inspection

Shareholders of the New Trust do not have a general right to inspect records, documents, accounts and books of the New Trust, unlike shareholders of the Current Funds. The By-laws of the New Trust provide that shareholders do not have the right to inspect any account, book or document of the New Trust except any account, book or document that is publicly available or as may be conferred by the Trustees. Either the Articles or By-laws of the Current Funds provide that shareholders are allowed to inspect the records, documents, accounts and books of a Current Fund as provided by Maryland law, subject to reasonable regulations of the Board. Maryland law permits any shareholders of the Current Funds to inspect the by-laws, shareholder meeting minutes, annual statement of affairs and voting trust agreements of the corporation upon request. Maryland law also confers additional rights of inspection on shareholders who own more than 5% of any class of outstanding shares of a corporation and allows them to inspect the books of account and stock ledger, a statement of affairs and shareholder lists.

Derivative Actions

In order to bring a derivative action, shareholders of the New Trust and shareholders of the Current Funds must first make a demand upon the Board to bring a lawsuit on behalf of the entity and the demand must be refused. In each case, such shareholders of the New Trust or Current Funds must be shareholders at the time of commencing the action and at the time of the disputed transactions. However, the New Trust and the Current Funds differ somewhat as to the procedures required by state law for a shareholder to bring a derivative action.

*****

The foregoing is only a summary of certain characteristics of the operations of the New Trust and the Current Funds, their relevant governing documents and relevant business trust or corporate state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the New Trust and the Current Funds for a more thorough description. Copies of these governing documents are available to shareholders without charge upon written request to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

EXHIBIT D

COMPARISON OF THE CURRENT FUNDS’ AND NEW FUNDS’
FUNDAMENTAL INVESTMENT RESTRICTIONS

     Listed below are the fundamental investment restrictions for each Current Fund which is proposed to be reorganized as a series of Waddell & Reed Advisors Funds (each a “Current Fund” and together, the “Current Funds”) and the changes proposed for the corresponding New Funds (each a “New Fund” and together, the “New Funds”).

Concentration

The table below compares the fundamental investment restrictions on concentration for each Current Fund to the fundamental investment restriction for each New Fund. The new restriction permits each New Fund (unless the Fund is "concentrated," which means that it invests more than 25% of its total assets in companies of any one industry) to invest up to 25% of its total assets in issuers in the same industry and does not limit investments in securities of the U.S. government or its agencies. The main purpose of the new restriction is to simplify the restriction and make it uniform among all New Funds. There is no current intention for the New Funds to have different principal investment strategies than the Current Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Current Funds
Accumulative
Bond
Continental
Income
Core
Investment
Dividend
Opportunities
Global Bond
High Income
International
Growth
New Concepts
Retirement
Shares			Government
Small Cap			Securities
Tax-Managed			Science and
Equity	Asset	Cash	Technology	Municipal	Municipal
Value	Strategy	Management	Energy	Bond	High Income	Vanguard
The Fund may not buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry.

The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry.

The Fund may not buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry, except that U.S. government obligations and bank obligations and instruments are not included in this limit.

None.

The Fund may not purchase securities of issuers in any one industry except for municipal bonds and U.S. government securities if more than 25% of the value of its total assets would then be invested in issuers in that industry.

					The Fund may not invest more than 25% of its assets in PABs issued for any one industry in any one state.	The Fund may not buy a security if, as a result, more than 25% of its total assets would then be in securities of companies in any one industry.

Proposed Revised Fundamental Investment Restriction
For All New Funds

For each Fund except Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Cash Management:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

Proposed Revised Fundamental Investment Restriction
For Waddell & Reed Advisors Energy Fund
Under normal market conditions, Waddell & Reed Advisors Energy Fund will concentrate its investments in the energy industry.

For Waddell & Reed Advisors Science and Technology Fund
Under normal market conditions, Waddell & Reed Advisors Science and Technology Fund will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

For Waddell & Reed Advisors Cash Management
Under normal market conditions, Waddell & Reed Advisors Cash Management will not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Borrowing

The table below compares the fundamental investment restriction on borrowing for each Current Fund to the fundamental investment restriction for each New Fund. The new restriction notes that each New Fund may not borrow, except to the extent permitted by applicable law. With certain exceptions, such provisions generally limit borrowings to 33 1/3% of a Fund’s total assets. The main differences between the existing and new restrictions include the ability of a New Fund to borrow as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for some of the Current Funds. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Funds. Further, the new restriction would simplify compliance monitoring and make the restriction uniform among all New Funds. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Current Funds
Accumulative			Continental Income
Bond			Global Bond
Core Investment			High Income	Dividend
Science and			International	Opportunities
Technology	Asset	Cash	Growth	Energy
Vanguard	Strategy	Management	Retirement Shares	Value
The Fund may not borrow money.

The Fund may not borrow money, except that the Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

The Fund may not borrow to increase income, except to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund’s total assets.

The Fund may not borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks, as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets.

The Fund may not borrow for leveraging or investment. The Fund may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Fund's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Municipal Bond
Small Cap
Government	Tax-Managed	Municipal High	New
Securities	Equity	Income	Concepts	Value

The Fund may not borrow to purchase securities or increase income, but only to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's total assets. The Fund will not purchase securities while outstanding borrowings are more than 5% of the value of its total assets. Interest on borrowing would reduce the Fund's income.

The Fund may not borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward currency contracts, swaps, caps, floors, collars and other financial instruments.

The Fund may not borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets.

None.

The Fund may not borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward currency contracts, swaps, caps, collars, floors and other financial instruments.

Proposed Revised Fundamental Investment Restriction
For All New Funds
The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Senior Securities

The table below compares the fundamental investment restrictions on senior securities for each Current Fund to the fundamental investment restriction for each New Fund. The only difference among the existing and new restrictions is that the new restriction permits investments in senior securities to the extent permitted under applicable law. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions	Proposed Revised Fundamental Investment
for the Current Funds	Restriction
All Current Funds	For All New Funds
The Fund may not issue senior securities.	The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Loans

The table below compares the fundamental investment restriction on loans for each Current Fund to the fundamental investment restriction for each New Fund. The new restriction permits loans to the extent permitted under applicable law. Such provisions generally do not limit the loans that a Fund can make. In general, entering into repurchase agreements, acquiring any debt security or lending securities is not deemed to be the making of a loan for purposes of this restriction. However, a Fund is required to operate in accordance with any policy with respect to the making of loans that is set forth in its registration statement. The primary purpose of the change in this restriction is to consolidate the differences among the restrictions, which would simplify compliance monitoring and portfolio management. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Current Funds
Accumulative
Bond
Core Investment			Continental Income
Science and Technology			New Concepts
Vanguard	Tax-Managed Equity	Small Cap	Retirement Shares

The Fund may not lend money or other assets, other than through certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its objectives and other investment policies and restrictions; it may also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above.

The Fund may not lend money or other assets, other than through certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and, by engaging in repurchase agreements with respect to portfolio securities.

The Fund may not lend money or other assets, other than through certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act or, except as provided above, enter into repurchase agreements.

The Fund may not lend money or other assets, other than through certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above.

Global Bond	Cash Management
High Income	International Growth	Municipal Bond	Municipal High Income

The Fund may not make loans other than certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its goals and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements.

The Fund may not make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goals and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above.

The Fund may not lend money or other assets; the Fund may, however, buy debt securities and other obligations consistent with its goal and other investment policies and restrictions.

The Fund may not lend money or other assets (neither purchasing debt securities and other obligations consistent with its goal and its other investment policies and restrictions or engaging in repurchase agreements is considered lending).

	Dividend Opportunities	Government
Asset Strategy	Energy	Securities	Value

The Fund may not make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its objective and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan.

The Fund may not make loans other than certain limited types of loans as indicated above; this Fund can buy debt securities and other obligations consistent with its goal and other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements as described above.

The Fund may not make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goals and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements.

Proposed Revised Fundamental Investment Restriction
For All New Funds
The Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate

The table below compares the fundamental investment restrictions on real estate for each Current Fund to the fundamental investment restriction for each New Fund. The new restrictions do not permit a New Fund to purchase or sell real estate except under certain circumstances. The New Funds may invest in securities such as real estate investment trusts, securities backed by real estate or publicly-traded real estate securities. The new restriction consolidates and makes the restriction uniform for each New Fund. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of a change to this restriction.

Proposed
Revised
Fundamental
Investment
Current Fundamental Investment Restrictions for the Current Funds						Restriction
Accumulative
Bond
Continental
Income
Core
Investment
Dividend
Opportunities
Energy		Cash
International		Management
Growth		Government
New Concepts		Securities		Municipal
Science and		High Income		Bond
Technology		Small Cap		Municipal
Value	Asset	Tax-Managed	Global	High	Retirement	For All New
Vanguard	Strategy	Equity	Bond	Income	Shares	Funds
The Fund may not buy real estate nor any nonliquid interests in real estate investment trusts.

The Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans).

The Fund may not buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments which it may otherwise buy even though the issuer invests in real estate or interests in real estate.

The Fund may not buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may invest in securities (other than limited partnership interests) issued by companies engaged in such business, including real estate investment trusts.

				The Fund may not purchase any real estate or interests in real estate investment trusts.	The Fund may not buy real estate nor any nonliquid interests in real estate investment trusts which includes investments in oil, gas and other mineral leases and real estate limited partnerships.

The Fund may not purchase or sell real estate, except that, to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities

The table below compares the fundamental investment restrictions on commodities for each Current Fund to the fundamental investment restriction for each New Fund. The new restriction notes that each New Fund may not invest in commodities, contracts relating to commodities or options on contracts relating to commodities, except to the extent permitted under applicable law. With certain exceptions, such provisions generally do not limit the commodities investments that a Fund can make. However, current SEC guidelines state that certain commodities investments may involve the creation of a senior security and would require that the Fund segregate assets to cover such investments. The restriction also clarifies that it does not prevent a New Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed. The main purposes of the change are to make the restriction uniform among the New Funds and to clarify the exceptions. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Current Funds
Accumulative
Bond
Continental Income
Core Investment
Dividend Opportunities
International Growth
New Concepts
Retirement Shares
Science and Technology
Small Cap
Tax-Managed Equity
Value		Cash
Vanguard	Asset Strategy	Management	Energy

The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Fund may not purchase or sell physical commodities, except that the Fund may purchase and sell precious metals for temporary defensive purposes; this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Fund may not buy commodities or commodity contracts, any mineral related programs or leases, or oil or gas leases.

The Fund may not purchase physical commodities or contracts relating to physical commodities, except that the Fund may invest in commodities relating to the energy sector, as described in the Prospectus and the Statement of Additional Information; as well, the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and the Statement of Additional Information. This policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

Proposed Revised
Fundamental
Current Fundamental Investment Restrictions for the Current Funds			Investment Restriction
Global Bond	Government	Municipal Bond	For All
High Income	Securities	Municipal High Income	New Funds

The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or invest in minerals-related programs or leases.

The Fund may not purchase or sell any securities or physical commodities other than U.S. government securities; however, this policy shall not prevent the Fund from purchasing and selling (a) foreign currency if a U.S. government security that the Fund owns or intends to acquire is denominated in that foreign currency and (b) futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments if the return on, or value of, the financial instrument is based on the return on or value of U.S. government securities.

The Fund may not buy any mineral related programs or leases.

The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling futures contracts, options, forward contracts, swaps, caps, floors, collars and other Financial Instruments.

The Fund may purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

Underwriting

The table below compares the fundamental investment restrictions on underwriting for each Current Fund to the fundamental investment restriction for each New Fund. The existing restrictions provide that a Current Fund may not engage in the underwriting of securities except to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of restricted securities for certain Current Funds. The new restriction maintains this limitation on underwriting except (1) to the extent that a New Fund may be deemed an underwriter under applicable federal securities laws with respect to the disposition of restricted securities or investments in other investment companies or (2) to the extent permitted by the 1940 Act. The purpose of the proposed change is to clarify the application of underwriter pursuant to the Securities Act of 1933 (the “1933 Act”) and to make uniform the restrictions among the New Funds. There is no current intention of the New Funds to have different principal investment strategies than the Current Funds as a result of a change to this restriction.

Proposed
Revised
Fundamental
Investment
Current Fundamental Investment Restrictions for the Current Funds						Restriction
Accumulative
Bond
Continental
Income
Core
Investment
Municipal
Bond
New Concepts
Retirement
Shares		Cash
Science and		Management
Technology		International
Small Cap		Growth	Dividend
Tax-Managed		Municipal	Opportunities
Equity	Asset	High	Energy	Global Bond	Government	For All
Vanguard	Strategy	Income	Value	High Income	Securities	New Funds
The Fund may not engage in the underwriting of securities, that is, the selling of securities of other issuers.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

		The Fund may not engage in the underwriting of securities.	The Fund may not engage in the underwriting of securities of other issuers.	The Fund may not engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities.	None.

The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Diversification

The table below compares the fundamental investment restrictions on diversification for each Current Fund to the fundamental investment restriction for each New Fund. The New Funds do not have a fundamental investment restriction because this is subject to specific provisions under the 1940 Act; however, a New Fund may not change from diversified to non-diversified without shareholder approval. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current
Fundamental				Proposed	New
Investment				Revised	Corresponding
Restrictions				Fundamental	Non-Fundamental
for the Current				Investment	Investment
Funds				Restriction	Restriction
Accumulative
Bond
Continental
Income
Core Investment
Dividend
Opportunities
Energy
Global Bond
High Income
International
Growth
New Concepts
Retirement
Shares
Science and
Technology		Cash
Small Cap		Management
Tax-Managed		Municipal
Equity		Bond
Value		Municipal	Government	For All	For All
Vanguard	Asset Strategy	High Income	Securities	New Funds	New Funds

The Fund may not with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the

The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more

The Fund may not with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a

			None.	None.

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government

Current
Fundamental				Proposed	New
Investment				Revised	Corresponding
Restrictions				Fundamental	Non-Fundamental
for the Current				Investment	Investment
Funds				Restriction	Restriction
Accumulative
Bond
Continental
Income
Core Investment
Dividend
Opportunities
Energy
Global Bond
High Income
International
Growth
New Concepts
Retirement
Shares
Science and
Technology		Cash
Small Cap		Management
Tax-Managed		Municipal
Equity		Bond
Value		Municipal	Government	For All	For All
Vanguard	Asset Strategy	High Income	Securities	New Funds	New Funds
Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.	than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of such issuer.	result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Joint Trading

     The table below compares the fundamental investment restrictions on participating on a joint, or a joint and several, basis in any trading account for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

	Proposed Revised	New Corresponding
Current Fundamental Investment	Fundamental	Non-Fundamental
Restrictions for the Current Funds	Investment Restriction	Investment Restriction
All Current Funds	For All New Funds	For All New Funds
The Fund may not participate on a joint, or a joint and several, basis in any trading account in any securities.	None.	None.

Investing for Control or Management

     The table below compares the fundamental investment restrictions on investing for control or management for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current Fundamental		Proposed Revised	New Corresponding
Investment		Fundamental	Non-Fundamental
Restrictions for the		Investment	Investment
Current Funds		Restriction	Restriction
All Advisors Funds	Asset Strategy
(except Asset Strategy,	Government
Government Securities	Securities	For All	For All
and Tax-Managed Equity)	Tax-Managed Equity	New Funds	New Funds
The Fund may not invest for the purpose of exercising control or management of other companies.	None.	None.	None.

Short Sales/Margin Purchases

     The table below compares the fundamental investment restrictions on short sales and buying securities on margin for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

			Proposed	New
Current Fundamental			Revised	Corresponding
Investment Restrictions			Fundamental	Non-Fundamental
for the			Investment	Investment
Current Funds			Restriction	Restriction
Accumulative
Asset Strategy
Bond
Continental Income
Core Investment
Dividend Opportunities
Energy
Global Bond
Government Securities
High Income
International Growth
Municipal Bond
New Concepts
Retirement Shares
Science and Technology
Small Cap
Tax-Managed Equity
Value	Cash	Municipal	For All	For All
Vanguard	Management	High Income	New Funds	New Funds
The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the	The Fund may not sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions.	The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial	None.	None.

			Proposed	New
Current Fundamental			Revised	Corresponding
Investment Restrictions			Fundamental	Non-Fundamental
for the			Investment	Investment
Current Funds			Restriction	Restriction
Accumulative
Asset Strategy
Bond
Continental Income
Core Investment
Dividend Opportunities
Energy
Global Bond
Government Securities
High Income
International Growth
Municipal Bond
New Concepts
Retirement Shares
Science and Technology
Small Cap
Tax-Managed Equity
Value	Cash	Municipal	For All	For All
Vanguard	Management	High Income	New Funds	New Funds
Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.		instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

Investment Companies

     The table below compares the fundamental investment restrictions on investments in investment companies for each Current Fund. The New Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the 1940 Act. With certain exceptions, such provisions generally permit a Fund to invest up to 5% of its total assets in any one investment company, up to 10% of its total assets in investment companies in the aggregate and to hold up to 3% of the shares of any one investment company. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current
Fundamental								New
Investment							Proposed	Corresponding
Restrictions							Revised	Non-
for the							Fundamental	Fundamental
Current							Investment	Investment
Funds							Restriction	Restriction
Continental
Income
High
Income
International
Growth
New
	Asset		Concepts
	Strategy		Retirement
Accumulative	Dividend		Shares
Bond Core	Opportunities	Cash	Small Cap			Municipal
Investment	Energy	Management	Tax-			High	For All	For All
Science and	Municipal	Government	Managed	Global	Municipal	Income	New	New
Technology	Bond Value	Securities	Equity	Bond	Bond	Vanguard	Funds	Funds
The Fund may not buy shares of other investment companies that redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (that is, 10%) of the total assets of the Fund in these shares.	None.	The Fund may not buy any shares of other investment companies.	The Fund may not buy shares of other investment companies that redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than one tenth (that is, 10%) of its total assets in these shares. The Fund may also buy these shares as part of a merger or consolidation.	The Fund may not buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one tenth (that is, 10%) of its total assets in these shares; the Fund may also buy these shares as part of a merger or consolidation.	The Fund may not purchase any investment company securities.	The Fund may not buy shares of other investment companies that redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than one tenth (that is, 10%) of its total assets in these shares.	None.	The Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Foreign Securities

     The table below compares the fundamental investment restrictions in foreign securities for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current			Proposed	New
Fundamental			Revised	Corresponding
Investment			Fundamental	Non-Fundamental
Restrictions for the			Investment	Investment
Current Funds			Restriction	Restriction
Accumulative		All Current Funds
Bond Core		(except Accumulative,
Investment		Bond, Core Investment,
Science and		Science and Technology	For All	For All
Technology	New Concepts	and New Concepts)	New Funds	New Funds
The Fund may not invest more than 5% of all of the Fund’s total assets in securities issued by foreign governments.	The Fund may not deviate from the percentage or other restrictions set forth above under Foreign Securities.	None.	None.	None.

Voting Securities

     The table below compares the fundamental investment restrictions on investments in voting securities for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current
Fundamental			Proposed	New
Investment			Revised	Corresponding
Restrictions			Fundamental	Non-Fundamental
for the Current			Investment	Investment
Funds			Restriction	Restriction
All Current Funds
Cash		(except Cash Management,
Management	Municipal Bond	Government Securities,
Government	Municipal High	Municipal Bond and	For All	For All
Securities	Income	Municipal High Income)	New Funds	New Funds
The Fund may not buy any voting securities.	The Fund may not purchase any voting securities.	None.	None.	None.

Issuing Bonds

     The table below compares the fundamental investment restrictions on issuance of bonds for each Current Fund. The New Funds do not have a fundamental investment restriction because this type of issuance would be subject to specific provisions under the 1940 Act. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current Fundamental		Proposed Revised	New Corresponding
Investment		Fundamental	Non-Fundamental
Restrictions for the		Investment	Investment
Current Funds		Restriction	Restriction
	All Current Funds	For All	For All
Asset Strategy	(except Asset Strategy)	New Funds	New Funds
The Fund may not issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund’s assets or earnings, provided that the Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation.	None.	None.	None.

Common Stock

     The table below compares the fundamental investment restrictions on investments in common stocks for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current Fundamental		Proposed Revised	New Corresponding
Investment		Fundamental	Non-Fundamental
Restrictions for the		Investment	Investment
Current Funds		Restriction	Restriction
	All Current Funds	For All	For All
High Income	(except High Income)	New Funds	New Funds
The Fund may not purchase, or otherwise voluntarily acquire, any common stocks if, as a result, more than 20% of its total assets would consist of common stock.	None.	None.	None.

Municipal Bonds

     The table below compares the fundamental investment restrictions on investments in municipal bonds and municipal instruments for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current
Fundamental			Proposed	New
Investment			Revised	Corresponding
Restrictions			Fundamental	Non-Fundamental
for the Current			Investment	Investment
Funds			Restriction	Restriction
All Current Funds
(except Municipal
	Municipal	Bond and Municipal	For All	For All
Municipal Bond	High Income	High Income)	New Funds	New Funds
The Fund may not make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus.	The Fund may not make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus.	None.	None.	None.

Warrants, Puts, or Calls

     The table below compares the fundamental investment restrictions in warrants, puts or calls for each Current Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Current Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Funds to have different principal investment strategies from the Current Funds as a result of the elimination of this restriction.

Current Fundamental		Proposed Revised	New Corresponding
Investment		Fundamental	Non-Fundamental
Restrictions for the		Investment	Investment
Current Funds		Restriction	Restriction
All Current Funds
	(except Cash	For All	For All
Cash Management	Management)	New Funds	New Funds
The Fund may not buy any warrants, puts, calls or combinations thereof.	None.	None.	None.

EXHIBIT E

THE CURRENT FUNDS AND THEIR RESPECTIVE FISCAL YEAR ENDS

     The table below indicates each Current Fund’s fiscal year end. Those Current Funds with a fiscal year end of June 30 are labeled the “June 30 Funds” and those Current Funds with a fiscal year end of September 30 are labeled the “September 30 Funds.”

June 30 Funds

Accumulative
Asset Strategy
Continental Income
Core Investment
Dividend Opportunities
Energy
International Growth
New Concepts
Retirement Shares
Science and Technology
Small Cap
Tax-Managed Equity
Value
Vanguard

September 30 Funds

Bond
Cash Management
Global Bond
Government Securities
High Income
Municipal Bond
Municipal High Income

E-1

EXHIBIT F

OUTSTANDING SHARES

     The chart below indicates the number of shares of each series of stock of the Current Funds that are outstanding as of the close of business on the Record Date.

Fund	Class A	Class B	Class C	Class Y
Accumulative	221,581,344.949	5,884,605.010	1,718,910.163	652,817.233
Asset Strategy	255,625,869.468	14,087,265.966	9,812,966.174	4,153,909.797
Bond	139,560,731.649	5,035,851.273	2,696,594.074	4,614,768.551
Cash Management	1,265,058,721.039	13,353,144.833	13,493,458.136
Continental Income	53,629,805.331	1,511,935.254	652,687.532	106,483.794
Core Investment	599,923,151.845	10,182,623.113	3,404,983.848	7,134,845.971
Dividend Opportunities	42,414,073.145	1,763,112.062	1,332,958.258	783,242.028
Energy	17,212,019.263	644,267.858	554,902.294	178,470.781
Global Bond	142,105,250.675	4,857,553.149	4,239,619.192	6,365,129.507
Government Securities	60,078,906.222	2,462,581.442	1,975,684.578	486,569.614
High Income	130,863,074.108	3,751,857.675	2,140,905.466	6,128,250.812
International Growth	68,283,698.500	1,458,665.101	575,626.633	3,078,991.217
Municipal Bond	75,693,856.647	452,283.745	641,523.463	3,869.990
Municipal High Income	99,553,090.525	1,128,413.967	2,853,350.799	6,703.048
New Concepts	109,544,103.641	3,560,936.442	1,402,250.353	2,064,872.505
Retirement Shares	52,793,965.364	1,224,227.941	457,003.456	608,983.872
Science and Technology	224,536,419.095	6,615,474.689	1,640,443.863	6,469,913.476
Small Cap	42,776,700.823	3,591,693.581	1,151,109.155	16,133,726.178
Tax-Managed Equity	9,401,574.539	228,178.141	341,417.779	127.733
Value	32,045,037.571	2,738,580.911	1,144,259.171	2,234,468.883
Vanguard	165,312,728.587	4,477,843.585	1,667,013.060	5,109,827.987

F-1

EXHIBIT G

PRINCIPAL SHAREHOLDERS OF THE CURRENT FUNDS

     As of September 30, 2008, the following person(s) owned of record, or were known by the Current Funds to own beneficially, more than 5% of any class of stock of the Current Funds’ shares.

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
Accumulative	Class A	None

	Class B	None

	Class C	None

	Class Y	William L Madison Trustee	38,493	5.90%
		CPSP Johnson Madison
		Lmb Co
		FBO Unallocated Assets
		Qualified Profit
		Sharing Plan
		Great Falls MT

		Waddell & Reed	585,909	89.75%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Asset Strategy	Class A	None

	Class B	None

	Class C	None

	Class Y	Charles Schwab Trust Co	2,148,021	52.35%
		FBO Southwest Airlines Retirement
		Savings Plan
		Austin TX

		UMBSC & Co	323,535	7.88%
		FBO VFW Life Membership
		Waddell&Reed
		Kansas City MO

		UMBSC & Co	217,815	5.31%
		FBO VFW Pension-Mutual Fund
		Account
		Kansas City MO

		Waddell & Reed	1,161,309	28.30%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
Bond	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	1,151,015	24.93%
W&R InvestEd Growth Portfolio
Master Account
c/o Dawn Anthony
6300 Lamar Ave
Overland Park KS 66202-4247

		UMB Bank as Custodian for	3,114,085	67.46%
W&R InvestEd Balanced Portfolio
Master Account
c/o Dawn Anthony
6300 Lamar Ave
Overland Park KS 66202-4247

		Waddell & Reed	243,048	5.26%
Financial Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS 66201

Cash Management	Class A	None

	Class B	None

	Class C	None

Continental Income	Class A	None

	Class B	None

	Class C	None

	Class Y	Waddell & Reed	106,484	100.00%
Financial Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS 66201

Core Investment	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	3,391,135	47.46%
W&R InvestEd Growth Portfolio
Master Account
c/o Dawn Anthony
63 Lamar Ave
Overland Park KS 66202-4247

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
		UMB Bank as Custodian for	1,837,329	25.71%
		W&R InvestEd Balanced Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Waddell & Reed	1,396,158	19.54%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Dividend Opportunities	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	404,109	51.39%
		W&R InvestEd Growth Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		UMB Bank as Custodian for	273,767	34.81%
		W&R InvestEd Balanced Portfolio
		Master Account
		c/o Dawn Anthony
		63 Lamar Ave
		Overland Park KS 66202-4247

		Waddell & Reed	108,486	13.80%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Energy	Class A	None

	Class B	None

	Class C	None

	Class Y	Waddell & Reed Inc	27,494	17.01%
		1999 DCA Account
		ATTN: Bernita Moorshead
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Waddell & Reed	10,000	6.18%
		Financial Inc
		ATTN: Bernita Moorshead
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
		Waddell & Reed	124,188	76.81%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Global Bond	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	3,752,705	58.89%
		W&R InvestEd Growth Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		UMB Bank as Custodian for	1,268,368	19.90%
		W&R InvestEd Balanced Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Waddell & Reed	1,303,012	20.45%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Government Securities	Class A	None

	Class B	None

	Class C	None

	Class Y	William L Madison	98,259	20.10%
		Trustee CPSP Johnson Madison
		Lmb Co
		FBO Unallocated Assets
		Qualified Profit Sharing Plan Great
		Falls MT

		Waddell & Reed	389,636	79.71%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

High Income	Class A	None

	Class B	None

	Class C	None

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
	Class Y	Nationwide Trust	458,528	7.49%
		Company Cust
		FBO Participating Retirement Plans
		(NTC-PLNS)
		Columbus OH

		Nationwide Insurance	2,979,872	48.70%
		Company
		DVCA
		c/o IPO Portfolio
		Accounting
		Columbus OH

		Nationwide Insurance	2,024,531	33.09%
		Company
		NACO
		c/o IPO Portfolio Accounting
		Columbus OH

		Nationwide Insurance Company	318,780	5.21%
		GPVA
		c/o IPO Portfolio Accounting
		Columbus OH

International Growth	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	1,688,305	54.83%
		W&R InvestEd Growth Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		UMB Bank as Custodian for	879,876	28.58%
		W&R InvestEd Balanced Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Waddell & Reed	486,179	15.79%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Municipal Bond	Class A	None

	Class B	None

	Class C	None

	Class Y	Charles W Kuether &	3,698	95.54%
		Susan J Effertz Jtn Ros
		Great Falls MT

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
Municipal High Income	Class A	None

	Class B	Emitt Wheat Tr	143,213	12.72%
		U/A dtd 02-28-2005
		Emitt Wheat 2005
		Rev Liv Tr
		Oklahoma City OK

	Class C	None

	Class Y	Charles W Kuether &	3,393	50.44%
		Susan J Effertz Jtn Ros
		Great Falls MT

		Curtis C Singleton	1,340	19.93%
		Sumter SC

		Charles Schwab & Co Inc	1,993	29.63%
		Special Custody A/C for the
		Benefit of Customers
		ATTN: Mutual Funds
		San Francisco CA

New Concepts	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	898,154	43.52%
		W&R InvestEd Growth Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		UMB Bank as Custodian for	532,610	25.81%
		W&R InvestEd Balanced Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Waddell & Reed	604,639	29.30%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Retirement Shares	Class A	None

	Class B	None

	Class C	None

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
	Class Y	Waddell & Reed Inc	30,976	5.09%
		1999 DCA Acct
		ATTN: Bernita Moorshead
		63 Lamar Ave
		Overland Park KS 66202-4247

		Saxon & Co	169,667	27.86%
		FBO 20-10-0002-3409649
		Philadelphia PA

		SEI Private Trustco	357,770	58.75%
		c/o Suntrust
		ATTN: Mutual Fund
		Administrator Oaks PA

		Waddell & Reed	40,276	6.61%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Science and Technology	Class A	None

	Class B	None

	Class C	None

	Class Y	JP Morgan Chase Bank	590,534	9.15%
		Cust Savings Plan
		FBO Brown and Caldwell
		Walnut Creek CA

		T Rowe Price Retirement Plan	4,537,778	70.33%
		Services FBO Retirement Plan
		Clients Owings Mills MD
		21117-4903

		Charles Schwab & Co Inc	82,674	6.93%
		Special Custody A/C for the
		Benefit of Customers
		ATTN: Mutual Funds
		San Francisco CA 94104-4151

		Waddell & Reed	749,707	11.62%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Small Cap	Class A	None

	Class B	None

	Class C	None

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
	Class Y	Mac & Co Account	8,381,387	52.46%
		FBO PriceWaterhouse
		ATTN: Mutual Fund Ops
		Pittsburgh PA

		Mac & Co	3,838,786	24.03%
		FBO: PriceWaterhouse
		Pittsburgh PA

Tax-Managed Equity	Class A	None

	Class B	None

	Class C	Opal S Long Tr	25,310	7.36%
		U/A dtd 11-24-2003
		Opal S Long Living Trust
		North Bend OR

	Class Y	Inez L Davis	128	100.00%
		New Lenox IL

Value	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	1,328,240	59.36%
		W&R InvestEd Growth Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		UMB Bank as Custodian for	693,399	30.99%
		W&R InvestEd Balanced Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Waddell & Reed	187,860	8.40%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

Vanguard	Class A	None

	Class B	None

	Class C	None

	Class Y	UMB Bank as Custodian for	1,144,752	22.39%
		W&R InvestEd Growth Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Name and Address	Number	Percentage
Fund	Title of Class	of Beneficial Owner	of Shares	of Class
		UMB Bank as Custodian for	580,792	11.36%
		W&R InvestEd Balanced Portfolio
		Master Account
		c/o Dawn Anthony
		6300 Lamar Ave
		Overland Park KS 66202-4247

		Charles Schwab & Co Inc	2,535,575	49.60%
		Special Custody A/C for the Benefit
		of Customers
		ATTN: Mutual Funds
		San Francisco CA

		Waddell & Reed	636,882	12.46%
		Financial Inc.
		401(k) and Thrift Plan
		6300 Lamar Avenue
		Overland Park KS 66201

EXHIBIT H

NOMINATING COMMITTEE CHARTER

WADDELL & REED ADVISORS FUNDS
WADDELL & REED INVESTED PORTFOLIOS, INC.
W&R TARGET FUNDS, INC.*

A. Purpose

     The Board of Directors of each of the investment companies listed above (each, a “Fund”) has created a Nominating Committee (“Committee”). The purpose of the Committee is to:

1.

Identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Fund (“Disinterested Directors”) as that term is defined in the Investment Company Act of 1940 (“1940 Act”).

2.	Evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Fund (“Interested Persons”) as that term is defined by the 1940 Act.

3.	Review periodically the workload, composition of the Board and, as the Committee deems appropriate, make recommendations to the Board regarding the size and composition of the Board.

4.	Review annually and make recommendations to the full Board regarding Director compensation and related matters.

B. Committee Membership

1.	Composition. The Committee shall be composed solely of Disinterested Directors.

2.	Compensation. The Board shall determine the compensation of Committee members, including the Committee Chair.

3.

Selection and Removal. The Board shall appoint members of the Committee and a Chair of the Committee for one-year terms. There is no limit on the number of consecutive terms that a Committee member or a Chair can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chair for any reason at any time.

____________________

*	Effective July 31, 2008, this name was changed to Ivy Funds Variable Insurance Portfolios, Inc.

C. Meetings and Procedures

1.

Meetings. The Committee shall meet on an as-needed basis to carry out its duties under this charter. Meetings may be called by the Committee Chair or by a majority of the Committee members. Meetings shall be chaired by the Chair or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to each Board for its review.

3.

Periodic Review. The Committee shall periodically review this charter and the effectiveness of the Committee and its members. The Committee shall recommend to the Board any necessary or appropriate changes to this charter.

D. Responsibilities of the Committee

1.

Candidate Identification and Recommendation. The Committee shall identify and recommend to the Board candidates for selection and nomination as a Disinterested Director. The Committee shall consider recommendations for potential candidates from any source it deems appropriate – Board members, Fund shareholders, legal counsel to the Disinterested Directors or other such sources as the Committee deems appropriate.

2.

Disinterested Director Candidate Evaluations. The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

3.

Criteria for Selecting Nominees. The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are well qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operation of the Board.

a.

General. A successful candidate must qualify as a Disinterested Director under the 1940 Act and should have certain characteristics, such as a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

b.

Preliminary Information. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

c.	Additional Requirements. Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate must:

(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be a Disinterested Director under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3) submit character references and agree to appropriate background checks;

(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6) if nominated and elected, be able to prepare for and attend in person Board and Committee meetings at various locations in the United States.

4.

Submissions by Shareholders of Potential Nominees. The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Committee Chair at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in subsection 3.b above.

5.

Evaluation of Candidates for Nomination as Interested Directors. The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

6.

Board Composition. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to recommend to the Board and the Disinterested Directors increasing or reducing the number of positions on the Board.

7.

Independent Chair. The Committee shall nominate candidates to serve as Independent Chair of the Board. The Committee may consider all factors it may determine to be appropriate to fulfilling the role of the Independent Chair.

8.

Board Compensation. The Committee shall annually review the compensation paid to Disinterested Directors, including the appropriateness and amount of any special compensation for specific positions or services, such as service on Board committees, as a committee Chair or the Independent Chair, and shall recommend any proposed changes in compensation paid to the Disinterested Directors. The Committee shall periodically review and recommend to the Disinterested Directors whether to amend policies relating to Disinterested Directors’ investments in Funds, retirement age, Director Emeritus and deferred fee agreements.

9.	Other Duties. The Committee shall address such other matters as the Board may from time to time refer to the Committee.

As adopted February 28, 2007

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.
Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.
Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.
Vote by Live Telephone: Call 1-866-450-8587 to speak directly to a representative.

999 999 999 999 99 !
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FUND NAME PRINTS HERE	SPECIAL MEETING OF THE SHAREHOLDERS DECEMBER 12, 2008

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
The undersigned, having received Notice of the December 12, 2008 Special Meeting of Shareholders of each fund in Waddell & Reed Advisors Family of Funds (the “Funds”), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on December 12, 2008 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting in person at the Special Meeting.

ê
Dated: __________________, 2008

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.
ê		ê	574MM

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

1.	To elect thirteen Directors of the Funds.*				FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT as indicated at left
	(01) Michael L. Avery (02) Jarold W. Boettcher (03) James M. Concannon	(04) John A. Dillingham (05) David P. Gardner (06) Joseph Harroz, Jr.	(07) John F. Hayes (08) Robert L. Hechler (09) Albert W. Herman	(10) Henry J. Herrmann (11) Glendon E. Johnson, Sr. (12) Frank J. Ross, Jr. (13) Eleanor B. Schwartz	☐	☐	☐

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:
					FOR	AGAINST	ABSTAIN
2.

To approve a proposed Agreement and Plan of Reorganization of each series of each Corporation in the Waddell & Reed Advisors Family of Funds into a corresponding series of a newly established Delaware statutory trust bearing the name Waddell & Reed Advisors Funds.

					☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	574MM	ê

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

!

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99
SPECIAL MEETING OF THE SHAREHOLDERS December 12, 2008

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
The undersigned, having received Notice of the December 12, 2008 Special Meeting of Shareholders of each fund in Waddell & Reed Advisors Family of Funds (the “Funds”), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on December 12, 2008 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting in person at the Special Meeting.

ê
Dated: __________________, 2008

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.
ê		ê	574 - EZ MM

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

FOUR EASY WAYS TO VOTE
To vote by Live Telephone		To vote by Telephone		To vote by Internet		To vote by Mail
1)	Call 1-866-450-8587 to speak directly to a representative.	1) 2) 3)	Read the Proxy Statement and have the Consolidated Proxy Card at hand. Call 1-888-221-0697. Follow the recorded instructions.	1) 2) 3)	Read the Proxy Statement and have the Consolidated Proxy Card at hand. Go to www.proxyweb.com Follow the on-line instructions.	1) 2) 3) 4)	Read the Proxy Statement. Check the appropriate boxes on the reverse side. Sign and date the Proxy Card. Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

	NOTE:	If you choose to vote each account separately, do not return the Consolidated Proxy Card above.
ê
Dated: __________________, 2008

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.
ê		ê	574 - IND MM

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

1.	To elect thirteen Directors of the Funds.*				FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT as indicated at left
	(01) Michael L. Avery (02) Jarold W. Boettcher (03) James M. Concannon	(04) John A. Dillingham (05) David P. Gardner (06) Joseph Harroz, Jr.	(07) John F. Hayes (08) Robert L. Hechler (09) Albert W. Herman	(10) Henry J. Herrmann (11) Glendon E. Johnson, Sr. (12) Frank J. Ross, Jr. (13) Eleanor B. Schwartz	☐	☐	☐

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:
					FOR	AGAINST	ABSTAIN
2.

To approve a proposed Agreement and Plan of Reorganization of each series of each Corporation in the Waddell & Reed Advisors Family of Funds into a corresponding series of a newly established Delaware statutory trust bearing the name Waddell & Reed Advisors Funds.

					☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	574 - EZ MM	ê

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

	000 0000000000 000 0					000 0000000000 000 0

	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!		JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!

	FUND NAME PRINTS HERE					FUND NAME PRINTS HERE

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To elect new directors (See Nominee list on consolidated ballot.)	☐	☐	☐	1.	To elect new directors (See Nominee list on consolidated ballot.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

2.	To approve a proposed Agreement and Plan of Reorganization	☐	☐	☐	2.	To approve a proposed Agreement and Plan of Reorganization	☐	☐	☐

	000 0000000000 000 0					000 0000000000 000 0

	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!		JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!

	FUND NAME PRINTS HERE					FUND NAME PRINTS HERE

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To elect new directors (See Nominee list on consolidated ballot.)	☐	☐	☐	1.	To elect new directors (See Nominee list on consolidated ballot.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

2.	To approve a proposed Agreement and Plan of Reorganization	☐	☐	☐	2.	To approve a proposed Agreement and Plan of Reorganization	☐	☐	☐

574 - IND MM

WADDELL & REED ADVISORS
FAMILY OF FUNDS

FOUR WAYS TO VOTE YOUR PROXY

     The accompanying proxy statement discusses important matters affecting Waddell & Reed Advisors Family of Funds. Please take time to read the proxy statement, then cast your vote. There are four easy ways to vote. Choose the method that’s most convenient for you.

1.

Vote on the Internet. Visit the website – www.proxyweb.com and enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts. Then follow the voting instructions that will appear.

2.

Vote by telephone. Call our dedicated voting number – 1-888-221-0697. This is a toll free call and the voting site is open 24 hours a day, 7 days a week. Enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts and follow the voice prompts to record your vote.

3.

Vote by live telephone. Call our dedicated proxy voting toll-free number 1-866-450-8587 and speak directly to a representative. This service is available Monday through Friday 9:30 a.m. to 9:00 p.m., Saturday 10:00 a.m. - 6:00 p.m. Eastern time.

4.	Vote by mail. Simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. NOTE: Please do not return your proxy cards if you vote by phone or Internet.

Remember - your vote matters.
Please vote today!